EXHIBIT 10.74

                                             EXECUTION COPY









GOTTSCHALKS CREDIT RECEIVABLES CORPORATION
Depositor


GOTTSCHALKS INC.
Servicer

and

BANKERS TRUST COMPANY
Trustee


___________________________________


SERIES 1994-1 SUPPLEMENT

Dated as of March 30, 1994

to

POOLING AND SERVICING AGREEMENT

Dated as of March 30, 1994


___________________________________


GOTTSCHALKS CREDIT CARD MASTER TRUST
SERIES 1994-1

                     TABLE OF CONTENTS

                                                       Page

                         ARTICLE I
        Creation of the Series 1994-1 Certificates. . .   1

SECTION 1.01.  Designation. . . . . . . . . . . . . . .   1

                        ARTICLE II
                        Definitions . . . . . . . . . .   2

SECTION 2.01.  Definitions. . . . . . . . . . . . . . .   2

                        ARTICLE III
                       Servicing Fee. . . . . . . . . .  19

SECTION 3.01.  Servicing Compensation . . . . . . . . .  19

                        ARTICLE IV
             Rights of Certificateholders and
         Allocation and Application of Collections. . .  20

SECTION 4.01.  Allocations and Distributions. . . . . .  20
SECTION 4.02.  Monthly Interest; Unutilized
               Commitment Fee . . . . . . . . . . . . .  35
SECTION 4.03.  Determination of Monthly Principal . . .  38
SECTION 4.04.  Series Accounts. . . . . . . . . . . . .  39
SECTION 4.05.  Capitalized Interest Account . . . . . .  41
SECTION 4.06.  Retained Amount Account. . . . . . . . .  41
SECTION 4.07.  Prepayment Account; Spread Account;
               Successor Servicer Account . . . . . . .  45
SECTION 4.08.  Deficiency Amount. . . . . . . . . . . .  47
SECTION 4.09.  Investor Charge-Offs . . . . . . . . . .  48

                         ARTICLE V
               Distributions and Reports to
                    Certificateholders. . . . . . . . .  50

SECTION 5.01.  Distributions. . . . . . . . . . . . . .  50
SECTION 5.02.  Reports and Statements to
               Certificateholders . . . . . . . . . . .  50

                        ARTICLE VI
                     The Certificates . . . . . . . . .  51

SECTION 6.01.  The Fixed Base Certificates. . . . . . .  51
SECTION 6.02.  The Variable Base Certificate. . . . . .  52
SECTION 6.03.  Transfer Restrictions. . . . . . . . . .  53
SECTION 6.04.  Prepayment of the VBC Invested Amount. .  54
SECTION 6.05.  The Subordinated Certificate . . . . . .  54

                        ARTICLE VII
                 Early Amortization Events. . . . . . .  54

SECTION 7.01.  Additional Early Amortization Events . .  54
SECTION 7.02.  Waiver . . . . . . . . . . . . . . . . .  57

                       ARTICLE VIII
                    Optional Repurchase . . . . . . . .  57

SECTION 8.01.  Optional Repurchase. . . . . . . . . . .  57

                        ARTICLE IX
                    Final Distributions . . . . . . . .  58

SECTION 9.01.  Final Distributions. . . . . . . . . . .  58

                         ARTICLE X
                 Miscellaneous Provisions . . . . . . .  61

SECTION 10.01. Ratification of Agreement. . . . . . . .  61
SECTION 10.02. Counterparts . . . . . . . . . . . . . .  61
SECTION 10.03. GOVERNING LAW. . . . . . . . . . . . . .  61
SECTION 10.04. Suspension of VBC Provisions . . . . . .  61

                         EXHIBITS

EXHIBIT A-1    Form of Fixed Base Certificate
EXHIBIT A-2    Form of Variable Base Certificate
EXHIBIT A-3    Form of Subordinated Certificate
EXHIBIT B      Form of Monthly Distribution Statement
EXHIBIT C      Form of Representation Letter

                         SCHEDULES

SCHEDULE I     List of Accounts

          SERIES 1994-1 SUPPLEMENT dated as of March 30,
1994 (the "Series Supplement"), among GOTTSCHALKS CREDIT
RECEIVABLES CORPORATION, a Delaware corporation, as Depositor, GOTTSCHALKS INC., a Delaware corporation, as
Servicer, and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee.

                         RECITALS

          Section 6.03 of the Pooling and Servicing
Agreement, dated as of March 30, 1994 (as amended and supplemented, the "Agreement"), among the Depositor, the Servicer and the Trustee, provides, among other things, that the Depositor may from time to time direct the Trustee to authenticate and deliver, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust and in connection therewith to enter into Series Supplements with the Servicer and the Trustee to provide for the issuance, authentication and delivery of a new Series of Investor
Certificates and to specify the Principal Terms thereof.
Pursuant to this Series Supplement, the Depositor and the Trustee shall hereby create a new Series of Investor
Certificates and specify the Principal Terms thereof.

ARTICLE I

Creation of the Series 1994-1 Certificates

          SECTION 1.01.  Designation.  (a)  There is hereby
created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Gottschalks Credit Card Master Trust, Series
1994-1 Certificates". The Series 1994-1 Certificates will be issued in three certificated Classes, the first of which shall be known as the "7.35% Fixed Base Class A-1 Credit
Card Certificates, Series 1994-1"; the second of which shall be known as the "Variable Base Class A-2 Credit Card
Certificate, Series 1994-1"; and the third of which shall be known as the "Subordinated Certificate, Series 1994-1".

          (b)  In the event that any term or provision
contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

ARTICLE II

Definitions

          SECTION 2.01.  Definitions.  (a)  Whenever used
in this Series Supplement, the following words and phrases shall have the following meanings.

          "Accelerated Payment" shall mean, with respect to the Fixed Base Certificates, any FBC Principal Collections that are paid to the Fixed Base Certificateholders prior to the Expected Final Payment Date due to the commencement of the Early Amortization Period (a) on any date on or after August 31, 1997 or (b) as a result of the occurrence of an Early Amortization Event of the type described in Sections
7.01(a), (c), (e), (f), (g) or (j) hereof caused directly or indirectly by (A) the imposition of a Block Period, (B) the removal of Removed Accounts, (C) the issuance of a new
Series and/or the willful breach by the Servicer (so long as the Servicer is Gottschalks) of its obligations under the Agreement and this Series Supplement.

          "Additional Discount Rate" shall mean, as of any Distribution Date, the percentage (expressed as a decimal), calculated in accordance with the following formula:

               Y = ((A - B) x 0.229091)/(C x 12)

where:         Y =  the Additional Discount Rate (expressed
                    as a decimal);
               A =  the VBC Interest Rate determined as of
                    the Reset Date immediately preceding
                    such Distribution Date (expressed as a
                    decimal);
               B =  the Initial VBC Interest Rate
                    (expressed as a decimal); and
               C =  the weighted average monthly payment
                    rate (i.e., the fraction, the numerator
                    of which for a Collection Period is the
                    Investor Principal Collections received
                    during such Collection Period, and the
                    denominator of which is the Required
                    Series Pool Balance in effect during
                    such Collection Period) for the three
                    consecutive Collection Periods
                    preceding such Reset Date (expressed as
                    a decimal).

          "Additional Interest" shall mean with respect to any Distribution Date, the sum of FBC Additional Interest, if any, and VBC Additional Interest, if any.

          "Additional Invested Amounts" shall have the meaning specified in Section 6.02 hereof.

          "Advance Rate" shall mean 100% minus the Required
Subordination Percentage.

          "Allocation Day" shall have the meaning specified in Section 4.01(b) hereof.

          "Assumed Period" shall mean, with respect to each Collection Period in which the VBC Invested Amount is greater than zero or is expected to be greater than zero, the period from and including the first day of such Collection Period to but excluding the first Distribution
Date to occur thereafter.

          "Assumed VBC Invested Amount" shall mean, with respect to any Assumed Period (a) occurring during the Revolving Period, an amount equal to the VBC Invested
Amount as of the Distribution Date immediately preceding the commencement of such Assumed Period, provided that if the Servicer has, by the commencement of such Assumed
Period, received notice from the Depositor of its intent to
(i) draw on the variable base facility evidenced by the Variable Base Certificate, the VBC Invested Amount shall, for purposes of allocation only, be adjusted upward by the amount of such proposed draw or (ii) prepay the VBC
Invested Amount, the VBC Invested Amount shall, for purposes of allocation only, be adjusted downward by the amount of such prepayment or (b) occurring during the Controlled Amortization Period or the Early Amortization
Period, an amount equal to the VBC Invested Amount as of the Distribution Date immediately preceding the commencement of such Assumed Period.

          "Base Rate" shall mean, as of any date of determination, the sum of the weighted average of the FBC
Interest Rate, the VBC Interest Rate, a zero percent interest rate applied to the Subordinated Invested Amount and the VBC Unutilized Commitment Fee as of such date plus the Senior Servicing Fee Rate per annum plus 1% per annum.

          "Calculation Agent" shall mean the Trustee or any other Calculation Agent selected by the Depositor which is reasonably acceptable to the Trustee.

          "Capitalized Interest Account" shall have the meaning specified in Section 4.04(a) hereof.

          "Certificates" shall mean, collectively, the
Fixed Base Certificates, the Variable Base Certificate and the Subordinated Certificate.

          "Closing Date" shall mean March 30, 1994.

          "Controlled Amortization Period" shall mean, unless the Early Amortization Period shall have commenced prior thereto, the period commencing on the day immediately following the last day of the Revolving Period, and ending upon the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to Certificateholders of the Invested Amount and (c) the Series Termination Date.

          "Discounted Value" shall mean, with respect to any Accelerated Payment, the amount obtained by discounting all Remaining Scheduled Payments with reference to such Accelerated Payment from their respective scheduled due dates to the Distribution Date on which such Accelerated
Payment is to be paid in accordance with accepted financial practice and at a discount factor (applied on a monthly basis) equal to the Reinvestment Yield with respect to such Accelerated Payment.

          "Early Amortization Event" shall mean for the Series 1994-1 any Early Amortization Event specified in
Section 9.01 of the Agreement, together with any additional
Early Amortization Event specified in Section 7.01 hereof.

          "Exchangeable Holder's Percentage" shall mean
100% minus (a) the Floating Allocation Percentage, when used with respect to Finance Charge Collections and Defaulted Receivables for all periods and Principal
Collections during the Revolving Period, or (b) the Fixed/Floating Allocation Percentage, when used with respect to Principal Collections during the Controlled
Amortization Period and the Early Amortization Period, provided that in any case the Exchangeable Holder's
Percentage shall not be less than zero.

          "Expected Final Payment Date" shall mean the
September 1999 Distribution Date.

          "FBC Additional Interest" shall have the meaning specified in Section 4.02(a) hereof.

          "FBC Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the FBC Invested
Amount as of the last day of the Preceding Collection
Period and the denominator of which is the Required Series
Pool Balance as of such last day.

          "FBC Carryover Interest" shall mean, for any Collection Period, an amount equal to the sum of (a) the amount of any FBC Monthly Interest previously due but not distributed on the Fixed Base Certificates on a prior distribution date, (b) to the extent permitted under applicable law, the amount of any FBC Additional Interest to accrue during the Related Interest Period and (c) the amount of any FBC Additional Interest previously due but not distributed on the Fixed Base Certificates on a prior
Distribution Date.

          "FBC Component" shall mean, as of any time of determination, either (a) in the case of the Retained
Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section
4.04(e) hereof as representing the net balance of deposits made to the Retained Amount Account pursuant to Sections
4.01(d)(i)(B) and 4.01(e)(i)(C) hereof less amounts withdrawn therefrom in accordance with Section 4.06, or (b) in the case of the Spread Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section 4.04(e) hereof as representing the net balance of deposits made to the Spread Account pursuant to Section 4.01(c)(iv) hereof less amounts withdrawn therefrom in accordance with Section 4.07(b) hereof.

          "FBC Controlled Distribution Amount" shall mean, with respect to any Distribution Date occurring during the Controlled Amortization Period, an amount equal to one-twelfth (1/12th) of the principal balance of the FBC
Invested Amount as of the September 1998 Distribution Date
(after giving effect to any changes in the FBC Invested
Amount occurring on or prior to such date).

          "FBC Deficiency Amount" shall have the meaning specified in Section 4.08(a) hereof.

          "FBC Interest Rate" shall mean, with respect to any Interest Period and the Fixed Base Certificates, a fixed interest rate per annum equal to 7.35%.

          "FBC Interest Shortfall" shall have the meaning specified in Section 4.02(a) hereof.

          "FBC Invested Amount" shall mean, as of any date of determination, an amount equal to (a) the Initial FBC
Invested Amount, minus, (b) the amount of principal payments made to the Fixed Base Certificateholders in respect of the FBC Invested Amount prior to such date, and minus, (c) the amount, if any, by which the aggregate amount of FBC Investor Charge-Offs exceed the FBC Investor
Charge-Offs reimbursed pursuant to Section 4.09(a) hereof prior to such date.

          "FBC Investor Charge-Offs" shall have the meaning specified in Section 4.09(a) hereof.

          "FBC Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Default Amount for the Related
Collection Period and (b) the FBC Allocation Percentage for such Related Collection Period.

          "FBC Investor Percentage" shall mean, with respect to any Allocation Day, the percentage equivalent of a fraction, the numerator of which is the FBC Invested
Amount as of the preceding Business Day and the denominator of which is the Invested Amount as of such preceding
Business Day.

          "FBC Monthly Interest" shall have the meaning specified in Section 4.02(a) hereof.

          "FBC Monthly Principal" shall have the meaning specified in Section 4.03(a) hereof.

          "FBC Principal Collections" shall have the meaning specified in Section 4.01(d)(i) hereof.

          "Fixed Base Certificates" shall have the meaning specified in Section 6.01 hereof.

          "Fixed Base Certificateholder" shall mean, with respect to any Fixed Base Certificate on any date, the Person in whose name such Fixed Base Certificate is registered on such date.

          "Fixed/Floating Allocation Percentage" shall mean, with respect to any Collection Period during the Controlled Amortization Period and the Early Amortization
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Required Series Pool Balance as of the last day of the Revolving Period and the denominator of which is the Series
Pool Balance as of the last day of the immediately preceding Collection Period in respect of which the Fixed/Floating Allocation Percentage is being determined.

          "Floating Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent
(which percentage shall never exceed 100%) of a fraction, the numerator of which is the Required Series Pool Balance as of the last day of the immediately preceding Collection
Period and the denominator of which is the Series Pool
Balance as of such last day; provided, however, that, with respect to the first Collection Period, the Floating
Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the sum of the Initial FBC Invested Amount and the Initial Subordinated
Invested Amount, and the denominator of which is the Series
Pool Balance as of the Cut-Off Date.

          "Initial FBC Invested Amount" shall mean
$40,000,000.

          "Initial Subordinated Invested Amount" shall mean
$7,619,048.

          "Initial VBC Interest Rate" shall mean the VBC
Interest Rate applicable to the purchase of the initial
Additional Invested Amount.

          "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution
Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

          "Invested Amount" shall mean, as of any date, an amount equal to the sum of (a) the FBC Invested Amount as of such date and (b) the VBC Invested Amount as of such date.

          "Investor Charge-Offs" shall mean, with respect to any Distribution Date, the sum of (a) the FBC Investor
Charge-Offs for such Distribution Date, (b) the VBC
Investor Charge-Offs for such Distribution Date and (c) the
Subordinated Investor Charge-Offs for such Distribution
Date.

          "Investor Default Amount" shall mean, with respect to any Determination Date, an amount equal to the product of (a) the Defaulted Amount for the Related
Collection Period, (b) the Floating Allocation Percentage for the Related Collection Period and (c) the Series 1994-1
Allocation Percentage for the Related Collection Period.

          "Investor Finance Charge Collections" shall mean, as of any Allocation Day, the product of (a) the amount of Series Finance Charge Collections received since the beginning of the preceding Business Day and (b) the Floating Allocation Percentage for the then current
Collection Period.

          "Investor Investment Proceeds" shall mean, with respect to any Determination Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Series Accounts, together with an amount equal to the Series Allocation Percentage of the interest and other investment earnings on funds held in the Collection Account credited as of such date to the Collection Account pursuant to Section 4.02 of the Agreement.

          "Investor Principal Collections" shall mean, as of any Allocation Day, the product of (a) the amount of Series Principal Collections received since the beginning of the preceding Business Day and (b) if such Allocation
Day is within the Revolving Period, the Floating Allocation
Percentage for the then current Collection Period, or, if such Allocation Day is within the Controlled Amortization
Period or the Early Amortization Period, the Fixed/Floating
Allocation Percentage.

          "LIBOR" shall mean, with respect to any Interest
Period, the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of offered rates for deposits in United States dollars having a maturity of one month (the "Index Maturity") commencing on the first day of such Interest Period which appears on the Reuters
Screen LIBO Page as of approximately 11:00 a.m., London time, on the related Reset Date. If fewer than two such quotations appear, LIBOR with respect to such Interest
Period will be determined at approximately 11:00 a.m., London time, on such Reset Date on the basis of the rate at which deposits in United States dollars having the Index
Maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent and in a principal amount equal to an amount of not less than U.S. $500,000 and that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, LIBOR will be the arithmetic mean (rounded upwards as aforesaid) of such quotations. If fewer than two quotations are provided, LIBOR with respect to such Interest Period will be the arithmetic mean (rounded upwards as aforesaid) of the rates quoted at approximately
11:00 a.m., New York City time, on the applicable Reset
Date by three major banks in New York, New York selected by the Calculation Agent for loans in United States dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S.
$500,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable period will be LIBOR in effect for the previous period.

          "London Business Day" shall mean any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

          "Make Whole Premium" shall mean, with respect to any Accelerated Payment, the excess, if any, of the Discounted Value with respect to such Accelerated Payment over such Accelerated Payment. The Make Whole Premium shall never be less than zero.

          "Maximum Available VBC Invested Amount" shall mean, as of any Distribution Date during the Revolving
Period, an amount equal to the lesser of (a) the difference between (i) the product of the Series Pool Balance on such date and the Advance Rate on such date and (ii) the sum of the FBC Invested Amount on such date (after giving effect to any changes therein on such Distribution Date) and the balance of the Retained Amount Account on such date, and
(b) $15,000,000, provided that in no event shall the Maximum Available VBC Invested Amount be less than zero.

          "Maximum Monthly Senior Servicing Fee" shall mean, as of any day during an Assumed Period, an amount equal to one-twelfth of the product of (a) the Senior
Servicing Fee Rate and (b) the sum of the FBC Invested
Amount for the current Collection Period, the Assumed VBC
Invested Amount for the current Collection Period and the Subordinated Invested Amount for the current Collection
Period.

          "Maximum Monthly Subordinated Servicing Fee" shall mean, as of any day during an Assumed Period, an amount equal to one-twelfth of the product of (a) the Subordinated Servicing Fee Rate and (b) the sum of the FBC
Invested Amount for the current Collection Period, the Assumed VBC Invested Amount for the current Collection
Period and the Subordinated Invested Amount for the current
Collection Period.

          "Maximum VBC Interest Rate" shall mean a rate per annum equal to twelve percent (12%).

          "Maximum VBC Monthly Interest" shall mean, as of any day during an Assumed Period, an amount equal to the product of (a) the Assumed VBC Invested Amount for the then current Collection Period, (b) the Maximum VBC Interest
Rate and (c) a fraction, the numerator of which is the actual number of days contained in the Interest Period commencing immediately after such Assumed Period, and the denominator of which is 360.

          "Maximum VBC Unutilized Commitment Fee" shall mean, as of any day during an Assumed Period, an amount equal to the product of (a) the difference between (i)
$15,000,000 and (ii) the Assumed VBC Invested Amount for the then current Collection Period, (b) 3/8ths of 1% per annum (based on a year of 365 days or 366 days, as the case may be) and (c) a fraction, the numerator of which is the number of days in the Interest Period commencing immediately after such Assumed Period, and the denominator of which is the number of days in the then current calendar year.

          "Minimum Depositor Interest" shall mean, with respect to the Series 1994-1, the Subordinated Invested
Amount.

          "Monthly Senior Servicing Fee" shall mean, with respect to any Distribution Date, five-sixths (5/6th) of the Monthly Servicing Fee for the Related Collection
Period.

          "Monthly Servicing Fee" shall have the meaning specified in Section 3.01 hereof.

          "Monthly Subordinated Servicing Fee" shall mean, with respect to any Distribution Date, one-sixth (1/6th) of the Monthly Servicing Fee for the Related Collection
Period.

          "Portfolio Yield" shall mean, with respect to any Collection Period, the annualized percentage equivalent of a fraction (a) the numerator of which is the amount of Investor Finance Charge Collections allocated to the
Certificates during the Related Collection Period calculated on a cash basis, minus the Investor Default
Amount with respect to such Collection Period and (b) the denominator of which is the Required Series Pool Balance as of the last day of the Related Collection Period.

          "Preceding Collection Period" shall mean, with respect to any Distribution Date, the Collection Period ended on the last day of the second calendar month preceding such date.

          "Prepayment Account" shall have the meaning specified in Section 4.04(a) hereof.

          "Prepayment Amount" shall have the meaning specified in Section 6.04 hereof.

          "Prepayment Date" shall have the meaning specified in Section 6.04 hereof.

          "Prepayment Notice" shall have the meaning specified in Section 6.04 hereof.

          "Projected Make Whole Premium" shall mean, for purposes of allocating Investor Finance Charge Collections only during a Collection Period, an assumed calculation of the Make Whole Premium calculated as of the first day of such Collection Period and assuming that (a) the Accelerated Payment for such calculation is equal to the highest aggregate monthly FBC Principal Collections during the three immediately preceding Collection Periods and (b) that the Reinvestment Yield is equivalent to the Reinvestment Yield calculated as of such first day.

          "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution
Date, the sum of (a) the Invested Amount on such Distribution Date, (b) accrued and unpaid interest on the unpaid principal balances of the Certificates (calculated on the basis of the outstanding principal balance of the Fixed Base Certificates and Variable Base Certificate at the FBC Interest Rate and VBC Interest Rate, respectively, through the day preceding such Distribution Date), and (c) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed on the Certificates on a prior
Distribution Date.

          "Reinvestment Yield" shall mean, with respect to any Accelerated Payment, the yield to maturity implied by
(a) the yields reported, as of 10:00 a.m. New York City time on the Business Day next preceding the Distribution
Date on which such Accelerated Payment is to be made, on the display designated as "Page 678" on the Telerate
Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal or closest to the Remaining Average Life of such Accelerated payment as of such Distribution Date, plus 0.5% per annum, or (b) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day preceding the Distribution
Date on which such Accelerated Payment is to be made, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S.
Treasury securities having a constant maturity equal to the Remaining Average Life of such Accelerated Payment as of such Distribution Date, plus 0.5% per annum. Such implied yield shall be determined, if necessary, by (x) converting
U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between reported yields.

          "Related Collection Period" shall mean, with respect to any Distribution Date, the Collection Period ended on the last day of the calendar month preceding such date.

          "Related Distribution Date" shall mean, with respect to any day during a Collection Period, the Distribution Date following the end of such Collection
Period.

          "Related Interest Period" shall mean, with respect to (a) any Distribution Date, the Interest Period ended on the preceding day, and (b) any Collection Period, the Interest Period which commences during such Collection
Period.

          "Remaining Average Life" shall mean, with respect to the Fixed Base Certificates at any time of determination after the commencement of the Early Amortization Period, the number of years obtained by dividing the then Remaining
Dollar-Years of the Fixed Base Certificates by the FBC
Invested Amount at such time.  The term "Remaining Dollar-
Years" means the amount obtained by (a) multiplying (i) the amount of each remaining payment with respect to the Fixed Base Certificates, assuming that such payments are made in the FBC Controlled Distribution Amounts (using the
FBC Invested Amount at the time the Early Amortization
Period commenced in order to calculate such FBC Controlled
Distribution Amounts) over the notional twelve month
Controlled Amortization Period, by (ii) the number of years
(calculated to the nearest one-twelfth) which will elapse between the date as of which the calculation is made and each Distribution Date during the notional Controlled
Amortization Period and (b) totalling all the products obtained in clause (a).

          "Remaining Scheduled Payments" shall mean, with reference to any Accelerated Payment, the sum of (a) all payments of interest thereon at the FBC Interest Rate that would be due on or after the Distribution Date on which such Accelerated Payment is to be made if no payment of such Accelerated Payment were made prior to the Expected
Final Payment Date and (b) the amount of such Accelerated
Payment.

          "Required Series Pool Balance" shall mean, as of any date of determination, the sum of (a) the Invested
Amount on such date and (b) the Subordinated Invested
Amount on such date.

          "Required Subordination Percentage" shall mean sixteen percent (16%).

          "Reset Date" shall mean the second London
Business Day preceding the first day of each Interest
Period.

          "Retained Amount Account" shall have the meaning specified in Section 4.04(a) hereof.

          "Reuters Screen LIBO Page" shall mean the display designated as page "LIBO" on the Reuters Monitor Money
Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

          "Revolving Period" shall mean the period beginning at the opening of business on the Cut-Off Date and ending on the earlier of (a) the last day of the Collection Period ending on August 31, 1998 and (b) the close of business on the Business Day immediately preceding the day on which the Early Amortization Period commences.

          "Senior Investor Default Holdback Amount" shall mean, with respect to (a) any Collection Period (other than the initial Collection Period), the product of (i) the greater of (A) the Investor Default Amount which the Servicer reasonably anticipates for such Collection Period or (B) the product of (1) the highest default rate (i.e., a fraction, the numerator of which is the Defaulted Amount for a Collection Period, and the denominator of which is the aggregate Principal Receivables owned by the Trust as of the last day of such Collection Period (or, in the case of the first twelve Collection Periods, owned by Gottschalks)) for any of the twelve consecutive Collection
Periods preceding such Collection Period, (2) the aggregate amount of the Principal Receivables owned by the Trust as of the first day of such Collection Period, (3) the Series
Allocation Percentage for the Series 1994-1 for such Collection Period, and (4) the Floating Allocation
Percentage for such Collection Period, and (ii) a fraction the numerator of which is the Invested Amount and the denominator of which is the Required Series Pool Balance, in each case, in effect for such Collection Period and (b) the initial Collection Period, $10,231.40.

          "Senior Servicing Fee Rate" shall mean, with respect to the Certificates, two and one-half percent
(2.5%).

          "Series Accounts" shall have the meaning specified in Section 4.04(a) hereof.

          "Series Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of
(a) the Defaulted Amount for the Related Collection Period, and (b) the Series 1994-1 Allocation Percentage for the
Related Collection Period.

          "Series Finance Charge Collections" shall mean, with respect to the aggregate amount of Finance Charge
Collections deposited in the Collection Account on any date, that portion allocated to the Series 1994-1 in accordance with Section 4.04 of the Agreement.

          "Series 1994-1" shall mean the Series of Investor
Certificates and the Subordinated Certificate created pursuant to this Series Supplement.

          "Series 1994-1 Allocation Percentage" shall mean, for any Collection Period, the Series Allocation Percentage for the Series 1994-1 as calculated for such Collection
Period in accordance with the Agreement.

          "Series Pool Balance" shall mean, as of any date of determination, the product of (a) the Pool Balance as of such date and (b) the Series 1994-1 Allocation Percentage for such date.

          "Series Principal Collections" shall mean, with respect to the aggregate amount of Principal Collections received since the beginning of the preceding Business Day, that portion allocated to the Series 1994-1 in accordance with Section 4.04 of the Agreement.

          "Series Termination Date" shall mean the March
2000 Distribution Date.

          "Servicing Fee Rate" shall mean, with respect to the Certificates, three percent (3%).

          "Spread Account" shall have the meaning specified in Section 4.04(a) hereof.

          "Spread Requirement" shall mean, with respect to any Collection Period commencing with the third full
Collection Period, zero unless the Portfolio Yield for the two preceding Collection Periods was less than 0.5% per annum in excess of the Base Rate for such preceding
Collection Periods, in which case "Spread Requirement" shall mean the amount, if any, by which (a) the sum, for the Preceding Collection Period, of the amounts, described in Sections 4.01(c)(i) and 4.01(c)(ii) hereof exceeds
(b) the amount on deposit in the Spread Account at the beginning of such Collection Period.

          "Standby Servicer" shall mean Bankers Trust
Company or such other party as may be appointed by the Trustee to stand ready to act as a Successor Servicer in the event that Gottschalks is removed as Servicer.

          "Subordinated Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction the numerator of which is the Subordinated Invested Amount as of the last day of the Preceding Collection Period and the denominator of which is the Required Pool Series Balance as of such last day.

          "Subordinated Certificate" shall have the meaning specified in Section 6.05 hereof.

          "Subordinated Component" shall mean, as of any time of determination, in the case of the Retained Amount
Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section
4.04(e) hereof as representing the net balance of deposits made to the Retained Amount Account pursuant to Sections
4.01(d)(iii)(C) and 4.01(e)(iii)(C) hereof less amounts withdrawn therefrom in accordance with Section 4.06.

          "Subordinated Invested Amount" shall mean, as of any date of determination, an amount equal to (a) the Initial Subordinated Invested Amount, plus, (b) the product of (i) a fraction, the numerator of which is 16, and the denominator of which is 84 and (ii) each Additional
Invested Amount purchased by the Variable Base
Certificateholder prior to such date, minus, (c) the amount, if any, by which the aggregate amount of Subordinated Investor Charge-Offs exceeds the Subordinated
Investor Charge-Offs reimbursed pursuant to Sections
4.01(c)(vii), 4.01(d)(ii)(B) and 4.01(e)(iii)(B) hereof
prior to such date, minus, (d) the amount of any reallocation of Subordinated Principal Collections made pursuant to Sections 4.01(d)(iii)(A), 4.01(e)(iii)(A) and 4.01(f) hereof, plus, (e) the amount of any reallocations made pursuant to Section 4.01(g)(iii), and minus, (f) the amount of principal payments made to the holder of the Subordinated Certificate in respect of the Subordinated
Invested Amount pursuant to Section 4.01(f)(iii)(B) prior to such date.

          "Subordinated Investor Charge-Offs" shall mean the reductions to the Subordinated Invested Amount contemplated in Sections 4.09(a) hereof and 4.09(b) hereof.

          "Subordinated Investor Default Holdback Amount" shall mean, with respect to (a) any Collection Period
(other than the initial Collection Period), the product of
(i) the greater of (A) the Investor Default Amount which the Servicer reasonably anticipates for such Collection
Period or (B) the product of (1) the highest default rate
(i.e., a fraction, the numerator of which is the Defaulted
Amount for a Collection Period, and the denominator of which is the aggregate Principal Receivables owned by the Trust as of the last day of such Collection Period (or, in the case of the first twelve Collection Periods, owned by Gottschalks)) for any of the twelve consecutive Collection
Periods preceding such Collection Period, (2) the aggregate amount of the Principal Receivables owned by the Trust as of the first day of such Collection Period, (3) the Series
Allocation Percentage for the Series 1994-1 for such Collection Period, and (4) the Floating Allocation
Percentage for such Collection Period, and (ii) a fraction, the numerator of which is the Subordinated Invested Amount and the denominator of which is the Required Series Pool
Balance, in each case, in effect for such Collection Period and (b) the initial Collection Period, $1,948.84.

          "Subordinated Principal Collections" shall have the meaning specified in Section 4.01(d)(iii) hereof.

          "Subordinated Reduction (FBC)" shall have the meaning specified in Section 4.09(a) hereof.

          "Subordinated Reduction (VBC)" shall have the meaning specified in Section 4.09(b) hereof.

          "Subordinated Servicing Fee Rate" shall mean, with respect to the Certificates, one-half of one percent
(0.5%).

          "Successor Servicer Account" shall have the meaning specified in Section 4.04(a) hereof.

          "Variable Base Certificate" shall have the meaning specified in Section 6.02 hereof.

          "Variable Base Certificateholder" shall mean, with respect to the Variable Base Certificate on any date, the Person in whose name the Variable Base Certificate is registered on such date.

          "VBC Additional Interest" shall have the meaning specified in Section 4.02(b) hereof.

          "VBC Additional Unutilized Commitment Fee" shall have the meaning specified in Section 4.02(c) hereof.

          "VBC Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the VBC Invested
Amount as of the last day of the Preceding Collection
Period and the denominator of which is the Required Series
Pool Balance as of such last day.

          "VBC Carryover Interest" shall mean, for any Collection Period, an amount equal to the sum of (a) the amount of any VBC Monthly Interest previously due but not distributed on the Variable Base Certificate on a prior distribution date, (b) to the extent permitted under applicable law, the amount of any VBC Additional Interest to accrue during the Related Interest Period and (c) the amount of any VBC Additional Interest previously due but not distributed on the Variable Base Certificate on a prior
Distribution Date.

          "VBC Carryover Unutilized Commitment Fee" shall mean, for any Collection Period, an amount equal to the sum of (a) the amount of any VBC Unutilized Commitment Fee previously due but not distributed to the Holder of the Variable Base Certificate on a prior Distribution Date, (b) to the extent permitted under applicable law, the amount of any VBC Additional Unutilized Commitment Fee to accrue during the Related Interest Period and (c) the amount of any VBC Additional Unutilized Commitment Fee due but not distributed to the Holder of the Variable Base Certificate on a prior Distribution Date.

          "VBC Component" shall mean, as of any time of determination, either (a) in the case of the Retained
Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section
4.04(e) hereof as representing the net balance of deposits made to the Retained Amount Account pursuant to Sections
4.01(d)(ii)(B) and 4.01(e)(ii)(C) hereof less amounts withdrawn therefrom in accordance with Section 4.06, or (b) in the case of the Spread Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section 4.04(e) hereof as representing the net balance of deposits made to the Spread Account pursuant to Section 4.01(c)(iv) hereof less amounts withdrawn therefrom in accordance with Section 4.07(c) hereof.

          "VBC Controlled Distribution Amount" shall mean, with respect to any Distribution Date occurring during the Controlled Amortization Period, an amount equal to one-twelfth (1/12th) of the principal balance of the Variable
Base Certificate as of the September 1998 Distribution Date
(after giving effect to any changes in the VBC Invested
Amount on such date).

          "VBC Deficiency Amount" shall have the meaning specified in Section 4.08(b) hereof.

          "VBC Interest Rate" shall mean, with respect to any Interest Period and the Variable Base Certificate, the lesser of (a) the interest rate for such Interest Period determined in accordance with the terms of the Variable
Base Certificate and (b) the Maximum VBC Interest Rate.

          "VBC Interest Shortfall" shall have the meaning specified in Section 4.02(b) hereof.

          "VBC Invested Amount" shall mean, as of any date of determination, an amount equal to (a) $0, plus, (b) the aggregate principal amount of any Additional Invested
Amounts purchased by the Holder of the Variable Base
Certificate on or prior to such date, minus, (c) the amount of principal payments made to the Variable Base
Certificateholder prior to such date, and minus, (d) the amount, if any, by which the aggregate amount of VBC
Investor Charge-Offs exceeds the VBC Investor Charge-Offs reimbursed pursuant to Section 4.09(b) hereof prior to such date.

          "VBC Investor Charge-Offs" shall have the meaning specified in Section 4.09(b) hereof.

          "VBC Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Default Amount for the Related
Collection Period and (b) the VBC Allocation Percentage for such Related Collection Period.

          "VBC Investor Percentage" shall mean, with respect to any Allocation Day, the percentage equivalent of a fraction, the numerator of which is the VBC Invested
Amount as of the preceding Business Day and the denominator of which is the Invested Amount of such preceding Business
Day.

          "VBC Monthly Interest" shall have the meaning specified in Section 4.02(b) hereof.

          "VBC Monthly Principal" shall have the meaning specified in Section 4.03(b) hereof.

          "VBC Principal Collections" shall have the meaning specified in Section 4.01(d)(ii) hereof.

          "VBC Unutilized Commitment Fee" shall mean, with respect to any Distribution Date, either (a) during the Revolving Period, an amount equal to the aggregate, for each day during the Related Interest Period (or, in the case of the first Distribution Date following the date on which the Variable Base Certificate is authenticated by the Trustee and delivered to the Variable Base
Certificateholder, the period from and including the date of authentication and delivery to and including the day immediately preceding such Distribution Date), of the product of (i) the difference between $15,000,000 and the VBC Invested Amount on such day, (ii) the per annum rate
(based on a year of 365 days or 366 days, as the case may be) set forth in the Variable Base Certificate and (iii) a fraction, the numerator of which is the number of days in the Related Interest Period, and the denominator of which is the number of days in the then current calendar year or
(b) during the Controlled Amortization Period or Early
Amortization Period, zero.

          "VBC Unutilized Commitment Fee Shortfall" shall have the meaning specified in Section 4.02(c) hereof.

          (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating
Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to the Certificates, Duff &
Phelps and Fitch.

          (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. The definitions in this Section 2.01 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series
Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series
Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

          (e) References herein to "Collections received" shall be deemed to include Collections received and processed as to principal and finance charges and shall not include unprocessed Collections (i.e., Collections which have been received but for which the Servicer in the ordinary course of its business has not yet identified in its computer records the principal and finance charge components).


ARTICLE III

Servicing Fee

          SECTION 3.01.  Servicing Compensation.  The
monthly servicing fee hereunder (the "Monthly Servicing
Fee") shall be payable to the Servicer, in arrears, on each Distribution Date occurring prior to the earlier of the first Distribution Date following the Series Termination
Date and the first Distribution Date on which the Invested
Amount and the Subordinated Invested Amount are both zero, in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Required Series Pool Balance in effect during the Related Collection Period; provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to $3,968.26. In no event shall the Trust, the Trustee, the Fixed Base
Certificateholders, the Variable Base Certificateholder or the Holder of the Subordinated Certificate be liable for any other servicing fee. The Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series Supplement.

ARTICLE IV

Rights of Certificateholders and
Allocation and Application of Collections

          SECTION 4.01.  Allocations and Distributions.

          (a)  General.  Series Finance Charge Collections,
Series Principal Collections and Series Default Amounts, as they relate to the Certificates and the Exchangeable
Certificate, shall be allocated and distributed as set forth in this Article IV. If an amount is to be allocated between, or paid to, the Fixed Base Certificateholders and the Variable Base Certificateholder, and the amount in question is not sufficient to fully satisfy the Fixed Base
Certificateholders and the Variable Base Certificateholder, then, unless the context otherwise requires, such amount shall be allocated or paid to the Fixed Base
Certificateholders according to the FBC Investor Percentage then in effect and to the Variable Base Certificateholder according to the VBC Investor Percentage then in effect.

          (b) Distribution of Collections to the Holder of the Exchangeable Certificate. At the beginning of each Business Day (an "Allocation Day"), the Servicer shall cause the Trustee to withdraw from the Collection Account and distribute to the Holder of the Exchangeable
Certificate (i) an amount equal to the product of (A) the Exchangeable Holder's Percentage in effect on such day and
(B) the amount of Series Finance Charge Collections received since the beginning of the preceding Business Day, and (ii) an amount equal to the product of (A) the Exchangeable Holder's Percentage in effect on such day and
(B) the amount of Series Principal Collections received since the beginning of the preceding Business Day. On each Distribution Date, the Servicer shall allocate to the Holder of the Exchangeable Certificate an amount equal to the product of (x) the Exchangeable Holder's Percentage in effect on such date and (y) the amount of Series Default
Amount for the Related Collection Period.

          (c)  Allocation of Investor Finance Charge
Collections. At the beginning of each Allocation Day during the Revolving Period, the Controlled Amortization
Period and/or the Early Amortization Period, the Servicer shall allocate Investor Finance Charge Collections received since the beginning of the preceding Business Day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

            (i)  first, (1) if such Allocation Day falls
     within an Assumed Period, unless an amount equal to the Maximum Monthly Senior Servicing Fee for the current Collection Period, plus any previously unpaid
     Monthly Senior Servicing Fee (but only with respect to the then current Servicer) is then on deposit in the Collection Account and allocated therefor, or (2) if such Allocation Day falls outside of an Assumed
     Period, unless an amount equal to the Monthly Senior
     Servicing Fee for the current Interest Period, plus any previously unpaid Monthly Senior Servicing Fee
     (but only with respect to the then current Servicer) is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge
     Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

           (ii) second, (1) if such Allocation Day falls within an Assumed Period, unless an amount equal to the sum of: (A) the FBC Monthly Interest to accrue during the next succeeding Interest Period, plus the amount of any FBC Carryover Interest for such Collection Period, (B) an amount equal to the Maximum
     VBC Monthly Interest to accrue during the next succeeding Interest Period, plus the amount of any VBC
     Carryover Interest for such Interest Period, and (C) during the Revolving Period only, an amount equal to the Maximum VBC Unutilized Commitment Fee for the next succeeding Interest Period, plus the amount of any VBC
     Carryover Unutilized Commitment Fee for such Interest
     Period, is then on deposit in the Collection Account and allocated therefor, or (2) if such Allocation Day falls outside of an Assumed Period, unless an amount equal to the sum of: (A) the FBC Monthly Interest to accrue during the current Interest Period, plus the amount of any FBC Carryover Interest for such Collection Period, (B) an amount equal to the VBC
     Monthly Interest to accrue during the current Interest
     Period, plus the amount of any VBC Carryover Interest for such Interest Period, and (C) during the Revolving
     Period only, an amount equal to the VBC Unutilized
     Commitment Fee for the current Interest Period, plus the amount of any VBC Carryover Unutilized Commitment
     Fee for such Interest Period, is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the respective amounts are then on deposit;

          (iii)  third, unless an amount equal to the
     Senior Investor Default Holdback Amount for the current Collection Period is then on deposit in the Collection Account and allocated therefor, Investor
     Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

           (iv) fourth, unless the amount then on deposit in the Spread Account is equal to the Spread
     Requirement on such Allocation Day, Investor Finance
     Charge Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account in an amount equal to such insufficiency and shall be deposited in the Spread
     Account;

            (v) fifth, unless an amount equal to the sum of (A) all unreimbursed FBC Investor Charge-Offs as of such Allocation Day have been reallocated as FBC
     Principal Collections and (B) all unreimbursed VBC
     Investor Charge-Offs as of such Allocation Day have been reallocated as VBC Principal Collections, Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be reallocated, respectively, as FBC Principal
     Collections and VBC Principal Collections until the amounts reallocated equal all unreimbursed FBC
     Investor Charge-Offs and unreimbursed VBC Investor
     Charge-Offs; provided, however, that if the amount of Investor Finance Charge Collections remaining on any
     Allocation Day after making the allocations described in paragraphs (i) through (iv) immediately above is not sufficient to fully satisfy the reallocations required to be made pursuant to this paragraph (v) on such Allocation Day, such remaining Investor Finance
     Charge Collections shall be reallocated as follows:
     (x) an amount equal to the product of such remaining
     Investor Finance Charge Collections and the FBC
     Investor Percentage shall be reallocated as FBC
     Principal Collections and applied to reimburse unreimbursed FBC Investor Charge-Offs and (y) an amount equal to the product of such remaining Investor
     Finance Charge Collections and the VBC Investor
     Percentage shall be reallocated as VBC Principal
     Collections and applied to reimburse unreimbursed VBC
     Charge-Offs;

           (vi)  sixth, unless an amount equal to the
     Subordinated Investor Default Holdback for the current
     Collection Period is then on deposit in the Collection
     Account and allocated therefor, Investor Finance
     Charge Collections deposited in the Collection Account since the beginning of the Preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

          (vii)  seventh, unless an amount equal to all
     unreimbursed Subordinated Investor Charge-Offs as of such Allocation Day has been reallocated as Subordinated Principal Collections, Investor Finance
     Charge Collections received since the beginning of the preceding Business Day shall be reallocated as Subordinated Principal Collections;

         (viii)  eighth, if such Allocation Day falls
     within an Early Amortization Period which commenced
     (1) on any date on or after August 31, 1997 or (2) as a result of the occurrence of an Early Amortization
     Event of the type described in Sections 7.01(a), (c),
     (e), (f), (g) or (j) hereof caused directly or indirectly by (A) the imposition of a Block Period,
     (B) the removal of Removed Accounts, (C) the issuance of a new Series and/or the willful breach by the Servicer (so long as the Servicer is Gottschalks) of its obligations under the Agreement and this Series
     Supplement, then, unless an amount equal to the Projected Make Whole Premium for the Related
     Collection Period (together with any Make Whole
     Premium previously due but not paid on a prior
     Distribution Date) is then on deposit in the Collection Account and allocated therefor, Investor
     Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit and allocated therefor;

           (ix) ninth, unless (1) if such Allocation Day falls within an Assumed Period, an amount equal to the Maximum Monthly Subordinated Servicing Fee for the current Interest Period, plus any previously unpaid
     Monthly Subordinated Servicing Fee (but only with respect to the then current Servicer) is then on deposit in the Collection Account and allocated therefor, or (2) if such Allocation Day falls outside of an Assumed Period, an amount equal to the Monthly
     Subordinated Servicing Fee for the current Interest
     Period, plus any previously unpaid Monthly
     Subordinated Servicing Fee (but only with respect to the current Servicer) is then on deposit in the Collection Account and allocated therefor, Investor
     Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit; and

            (x)  tenth, the balance, if any, of the
     Investor Finance Charge Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (i) through
     (ix) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

          (d)  Allocation of Investor Principal Collections
During Revolving Period.  (i)  At the beginning of each
Allocation Day during the Revolving Period, the Servicer shall allocate the product of (x) the Investor Principal
Collections (including Investor Finance Charge Collections that have been reallocated as FBC Principal Collections pursuant to Section 4.01(c) hereof) received since the beginning of the preceding Business Day and (y) the FBC
Allocation Percentage for such Allocation Day ("FBC
Principal Collections"), as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

          (A) first, unless the product of (x) the amount retained in the Collection Account pursuant to Section
     4.01(d)(iii)(B) hereof and (y) the FBC Investor
     Percentage (in each case of the preceding Business
     Day), is equal to the amount of all unreimbursed FBC
     Investor Charge-Offs, FBC Principal Collections received since the beginning of the preceding Business
     Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor Charge-Offs;

          (B)  second, if pursuant to Section 4.06(a)
     hereof an amount is required to be deposited in the Retained Amount Account on such day, FBC Principal
     Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and (2) the FBC Allocation Percentage for such Allocation Day, and (y) the amount of FBC
     Principal Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained
     Amount Account; and

          (C)  third, the balance, if any, of FBC Principal
     Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (A) and (B) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

              (ii)  At the beginning of each Allocation Day
during the Revolving Period, the Servicer shall allocate the product of (x) the Investor Principal Collections
(including Investor Finance Charge Collections that have been reallocated as VBC Principal Collections pursuant to
Section 4.01(c) hereof) received since the beginning of the preceding Business Day and (y) the VBC Allocation
Percentage for such Allocation Day ("VBC Principal
Collections"), as follows and in the following priorities
(each priority to be satisfied daily before allocations are made to any subsequent priority):

          (A) first, unless the product of (x) the amount retained in the Collection Account pursuant to Section
     4.01(d)(iii)(B) hereof and (y) the VBC Investor
     Percentage (in each case as of the preceding Business
     Day), is equal to the amount of all unreimbursed VBC
     Investor Charge-Offs, VBC Principal Collections received since the beginning of the preceding Business
     Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC Investor Charge-Offs;

          (B)  second, if pursuant to Section 4.06(a)
     hereof an amount is required to be deposited in the Retained Amount Account on such day, VBC Principal
     Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and (2) the VBC Allocation Percentage for such Allocation Day, and (y) the amount of VBC
     Principal Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained
     Amount Account;

          (C)  third, if the Servicer has received a
     Prepayment Notice in accordance with Section 6.04 hereof, VBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such time as the amount on deposit therein is equal to (1) the Prepayment Amount, or (2) if the Prepayment Date is a Distribution Date later than the second Distribution
     Date following the date on which such Prepayment
     Notice was received by the Servicer, the monthly amount set forth in the Prepayment Notice; and

          (D)  fourth, the balance, if any, of VBC
     Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (A), (B) and (C) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

             (iii)  At the beginning of each Allocation Day
during the Revolving Period, the Servicer shall allocate the product of (x) the Investor Principal Collections
(including Investor Finance Charge Collections that have been reallocated as Subordinated Principal Collections pursuant to Section 4.01(c) hereof) received since the beginning of the preceding Business Day and (y) the Subordinated Allocation Percentage for such Allocation Day
("Subordinated Principal Collections"), as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

          (A)  first, on the last day of each Collection
     Period, Subordinated Principal Collections will be reallocated as Investor Finance Charge Collections in the amount by which the product of (x) the Investor
     Default Amount for such Collection Period and (y) a fraction, the numerator of which is the Invested
     Amount for such Collection Period and the denominator of which is the Required Series Pool Balance for such Collection Period, exceeds the amounts allocated to the Senior Investor Default Holdback Amount pursuant to Section 4.01(c)(iii);

          (B) second, unless an amount equal to the amount of all unreimbursed Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed Investor Charge-Offs;

          (C) third, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained
     Amount Account on such day, Subordinated Principal
     Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and (2) the Subordinated Principal
     Allocation Percentage for such Allocation Day, and (y) the amount of Subordinated Principal Collections received since the beginning of the preceding Business
     Day shall be withdrawn from the Collection Account and deposited in the Retained Amount Account; and

          (D)  fourth, the balance, if any, of Subordinated
     Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (A), (B) and (C) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

          (e)  Allocation of Investor Principal Collections
During Controlled Amortization Period. (i) At the beginning of each Allocation Day during the Controlled
Amortization Period, the Servicer shall allocate the FBC
Principal Collections (including Investor Finance Charge
Collections that have been reallocated as FBC Principal
Collections pursuant to Section 4.01(c) hereof) received since the beginning of the preceding Business Day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

          (A)  first, unless an amount equal to the FBC
     Controlled Distribution Amount is then on deposit in the Collection Account and allocated therefor, FBC
     Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

          (B) second, unless the product of (x) the amount retained in the Collection Account pursuant to Section
     4.01(e)(iii)(B) hereof and (y) the FBC Investor
     Percentage (in each case of the preceding Business
     Day), is equal to the amount of all unreimbursed FBC
     Investor Charge-Offs, FBC Principal Collections received since the beginning of the preceding Business
     Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor Charge-Offs;

          (C) third, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained
     Amount Account on such day, FBC Principal Collections received since the beginning of the preceding Business
     Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and
     (2) the FBC Allocation Percentage for such Allocation
     Day, and (y) the amount of FBC Principal Collections received since the beginning of the preceding Business
     Day shall be withdrawn from the Collection Account and deposited in the Retained Amount Account; and

          (D)  fourth, the balance, if any, of FBC
     Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (A), (B) and (C) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

              (ii)  At the beginning of each Allocation Day
during the Controlled Amortization Period, the Servicer shall allocate the VBC Principal Collections (including
Investor Finance Charge Collections that have been reallocated as VBC Principal Collections pursuant to
Section 4.01(c) hereof) received since the beginning of the preceding Business Day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

          (A)  first, unless an amount equal to the VBC
     Controlled Distribution Amount is then on deposit in the Collection Account and allocated therefor, VBC
     Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

          (B) second, unless the product of (x) the amount retained in the Collection Account pursuant to Section
     4.01(e)(iii)(B) hereof and (y) the VBC Investor
     Percentage (in each case of the preceding Business
     Day), is equal to the amount of all unreimbursed VBC
     Investor Charge-Offs, VBC Principal Collections received since the beginning of the preceding Business
     Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC Investor Charge-Offs;

          (C) third, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained
     Amount Account on such day, VBC Principal Collections received since the beginning of the preceding Business
     Day shall be withdrawn from the Collection Account in an amount equal to the lesser of (x) the product of
     (1) the amount of such required deposit and (2) the VBC Allocation Percentage for such Allocation Day, and
     (y) the amount of VBC Principal Collections received since the beginning of the preceding Business Day and deposited in the Retained Amount Account; and

          (D)  fourth, the balance, if any, of VBC
     Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (A), (B) and (C) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor to maintain the Invested
     Amount for application in accordance with the Receivables Purchase Agreement.

             (iii)  At the beginning of each Allocation Day
during the Controlled Amortization Period, the Servicer shall allocate the Subordinated Principal Collections
(including Investor Finance Charge Collections that have been reallocated as Subordinated Principal Collections pursuant to Section 4.01(c) hereof) received since the beginning of the preceding Business Day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

          (A)  first, on the last day of each Collection
     Period, Subordinated Principal Collections will be reallocated as Investor Finance Charge Collections in the amount by which the product of (x) the Investor
     Default Amount for such Collection Period and (y) a fraction, the numerator of which is the Invested
     Amount for such Collection Period and the denominator of which is the Required Series Pool Balance for such Collection Period, exceeds the amounts allocated to the Senior Investor Default Holdback Amount pursuant to Section 4.01(c)(iii);

          (B) second, unless an amount equal to the amount of all unreimbursed Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed Investor Charge-Offs;

          (C) third, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained
     Amount Account on such day, Subordinated Principal
     Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account in an amount equal to the lesser of
     (x) the product of (1) the amount of such required deposit and (2) the Subordinated Principal Allocation
     Percentage for such Allocation Day, and (y) the amount of Subordinated Principal Collections received since the beginning of the preceding Business Day and deposited in the Retained Amount Account; and

          (D)  fourth, the balance, if any, of Subordinated
     Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (A), (B) and (C) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

          (f)  Allocation of Investor Principal Collections
During Early Amortization Period. (i) At the beginning of each Allocation Day during the Early Amortization Period, the Servicer shall allocate the FBC Principal Collections
(including Investor Finance Charge Collections that have been reallocated as FBC Principal Collections pursuant to
Section 4.01(c) hereof) received since the beginning of the preceding Business Day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

          (A)  first, unless an amount equal to the FBC
     Invested Amount is then on deposit in the Collection
     Account and allocated therefor, FBC Principal
     Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit; and

          (B)  second, the balance, if any, of FBC
     Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraph (A) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

              (ii)  At the beginning of each Allocation Day
during the Early Amortization Period, the Servicer shall allocate the VBC Principal Collections (including Investor
Finance Charge Collections that have been reallocated as VBC Principal Collections pursuant to Section 4.01(c) hereof) received since the beginning of the preceding
Business Day as follows and in the following priorities
(each priority to be satisfied daily before allocations are made to any subsequent priority):

          (A)  first, unless an amount equal to the VBC
     Invested Amount is then on deposit in the Collection
     Account and allocated therefor, VBC Principal
     Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit; and

          (B)  second, the balance, if any, of VBC
     Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraph (A) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

             (iii)  At the beginning of each Allocation Day
during the Early Amortization Period, the Servicer shall allocate the Subordinated Principal Collections (including
Investor Finance Charge Collections that have been reallocated as Subordinated Principal Collections pursuant to Section 4.01(c) hereof) received since the beginning of the preceding Business Day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

          (A)  first, on the last day of each Collection
     Period, Subordinated Principal Collections will be reallocated as Investor Finance Charge Collections in the amount by which the product of (x) the Investor
     Default Amount for such Collection Period and (y) a fraction, the numerator of which is the Invested
     Amount for such Collection Period and the denominator of which is the Required Series Pool Balance for such Collection Period, exceeds the amounts allocated to the Senior Investor Default Holdback Amount pursuant to Section 4.01(c)(iii);

          (B)  second, the balance, if any, of Subordinated
     Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraph (A) above) (1) so long as the Invested Amount is greater than zero, shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement, and (2) if the Invested Amount is zero, shall be distributed to the Holder of the Subordinated
     Certificate until such time as the Subordinated
     Invested Amount is zero and thereafter shall be distributed to the Depositor.

          (g) Investor Default Holdback Amounts. On the first day of each Collection Period (other than in the case of the first Collection Period), the Servicer shall direct the Trustee to apply the Senior Investor Default Holdback
Amount retained in the Collection Account during the Preceding Collection Period as follows:

          (i) an amount equal to the lesser of (A) the product of the Senior Investor Default Holdback Amount for the Preceding Collection Period and the FBC
     Investor Percentage in effect for such Preceding
     Collection Period and (B) the product of the Investor
     Default Amount for the Preceding Collection Period and the FBC Allocation Percentage in effect for such Preceding Collection Period, shall be reallocated as FBC Principal Collections;

          (ii) an amount equal to the lesser of (A) the product of the Senior Investor Default Holdback Amount for the Preceding Collection Period and the VBC
     Investor Percentage in effect for such Preceding
     Collection Period and (B) the product of the Investor
     Default Amount for the Preceding Collection Period and the VBC Allocation Percentage in effect for such Preceding Collection Period, shall be reallocated as VBC Principal Collections; and

          (iii)   if any of the Senior Investor Default
     Holdback Amount for the Preceding Collection Period remains in the Collection Account after making the reallocations described in paragraphs (i) and (ii) above, such remaining amount shall be reallocated as Subordinated Principal Collections and shall result in a corresponding reinstatement of the Subordinated
     Invested Amount (to the extent that any reduction has previously been made to such amount);

          (iv) an amount equal to the lesser of (A) the Subordinated Investor Default Holdback Amount for the
     Preceding Collection Period and (B) the product of the Investor Default Amount for the Preceding Collection
     Period and the Subordinated Allocation Percentage in effect for the Preceding Collection Period shall be reallocated as Subordinated Principal Collections; and

          (v)  if any of the Subordinated Investor Default
     Holdback Amount for the Preceding Collection Period remains in the Collection Account after making the reallocation desired in (iv) above, such remaining amount shall be distributed to the Depositor for application in accordance with the Receivables
     Purchase Agreement.

          (h)  Distributions.  (i)  On or before each
Determination Date during the Revolving Period, the
Servicer shall provide written directions to the Trustee directing the Trustee to distribute Investor Finance Charge
Collections and Investor Principal Collections on deposit in the Collection Account on the following Distribution
Date to the Certificateholders and the Servicer as follows:

          (A) to the Fixed Base Certificateholders, (1) an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related
     Collection Period in respect of the Fixed Base
     Certificates pursuant to Section 4.01(c)(ii) and (2) an amount equal to the lesser of the Projected Make
     Whole Premium for the Related Collection Period and the Make Whole Premium calculated as of such Determination Date;

          (B) to the Variable Base Certificateholder, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related
     Collection Period in respect of the Variable Base
     Certificate pursuant to Section 4.01(c)(ii); and

          (C) to the Servicer, an amount equal to the sum of the amounts, if any, retained in the Collection
     Account during the Related Collection Period pursuant to Sections 4.01(c)(i) and 4.01(c)(ix); provided, however, so long as Gottschalks is the Servicer, the Trustee shall first deduct from any amount payable to the Servicer pursuant to this paragraph (C) an amount equal to $8,000 (plus any prior payments of such amount which remain unpaid) as payment for the fees of the Standby Servicer.

              (ii)  On or before each Determination Date
during the Controlled Amortization Period, the Servicer shall provide written directions to the Trustee directing the Trustee to distribute Investor Finance Charge
Collections and Investor Principal Collections on deposit in the Collection Account on the following Distribution
Date to the Certificateholders and the Servicer as follows:

          (A) to the Fixed Base Certificateholders, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related
     Collection Period in respect of the Fixed Rate
     Certificates pursuant to Sections 4.01(c)(ii) and 4.01(e)(i)(A);

          (B) to the Variable Base Certificateholder, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related
     Collection Period in respect of the Variable Base
     Certificate pursuant to Sections 4.01(c)(ii) and 4.01(e)(ii)(A); and

          (C) to the Servicer, an amount equal to the sum of the amounts, if any, retained in the Collection
     Account during the Related Collection Period pursuant to Sections 4.01(c)(i) and 4.01(c)(ix); provided, however, that so long as Gottschalks is the Servicer, the Trustee shall first deduct from any amount payable to the Servicer pursuant to this paragraph (C) an amount equal to $8,000 (plus any prior payments of such amount which remain unpaid) as payment for the fees of the Standby Servicer.

             (iii)  On or before each Determination Date
during the Early Amortization Period, the Servicer shall provide written directions to the Trustee directing the Trustee to distribute Investor Finance Charge Collections and Investor Principal Collections on deposit in the Collection Account on the following Distribution Date to the Certificateholders and the Servicer as follows:

          (A) to the Fixed Base Certificateholders, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related
     Collection Period in respect of the Fixed Rate
     Certificates pursuant to Sections 4.01(c)(ii) and 4.01(f)(i)(A);

          (B) to the Variable Base Certificateholder, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related
     Collection Period in respect of the Variable Base
     Certificate pursuant to Sections 4.01(c)(ii) and 4.01(f)(ii)(A); and

          (C) to the Servicer, an amount equal to the sum of the amounts, if any, retained in the Collection
     Account during the Related Collection Period pursuant to Sections 4.01(c)(i) and 4.01(c)(ix); provided, however, that so long as Gottschalks is the Servicer, the Trustee shall first deduct from any amount payable to the Servicer pursuant to this paragraph (C) an amount equal to $8,000 (plus any prior payments of such amount which remain unpaid) as payment for the fees of the Standby Servicer.

          (iv) On each Distribution Date, the Servicer shall provide written instructions to the Trustee directing the Trustee to distribute all amounts retained in the Collection Account pursuant to Section 4.01(c) and not required for any other purpose to the Depositor for application in accordance with the Receivables Purchase
Agreement.

          (i)  Prohibition on Cash Distributions during
First Month. Notwithstanding anything to the contrary contained is this Section 4.01 or the Agreement, the Trustee shall not distribute any funds from the Collection
Account to the Depositor (whether in its individual capacity, as holder of the Exchangeable Certificate or as holder of the Subordinated Certificate) until such time, which shall not exceed one calendar month from the Closing
Date, as the Depositor causes Deloitte & Touche (or some other firm of nationally-recognized independent certified public accountants) to deliver to the Trustee written confirmation to the effect that such certified public accountants have compared the mathematical calculations set forth in the Daily Report for the two Business Days of the initial Collection Period and the monthly distribution statements described in Section 5.02(a) of this Series
Supplement and Section 3.04(b) of the Agreement for the initial Collection Period with the Servicer's computer reports which were the source of such amounts and that, on the basis of such examination, such certified public accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial, with the reporting requirements contained in the Agreement and this Series Supplement.

          (j) Other Amounts. The withdrawals to be made from the Collection Account pursuant to this Section 4.01 do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Certificates pursuant to Section
2.03 of the Agreement, payment of the purchase price for Additional Invested Amounts pursuant to Section 6.02 hereof, payment of any Make Whole Premium pursuant to
Section 4.01(h) hereof and proceeds from the sale, disposition or liquidation of Receivables pursuant to
Section 9.02 or Section 12.02 of the Agreement.

          SECTION 4.02.  Monthly Interest; Unutilized
Commitment Fee. (a) FBC Monthly Interest. The amount of monthly interest ("FBC Monthly Interest") distributable from the Collection Account (or, in the case of the first
Distribution Date, from the Capitalized Interest Account) with respect to the Fixed Base Certificates on any Distribution Date shall be an amount equal to one-twelfth
(1/12th) of the product of (i) the FBC Invested Amount as of the close of business on the preceding Distribution Date
(after giving effect to all repayments of the FBC Invested
Amount, if any, on the preceding Distribution Date), and
(ii) the FBC Interest Rate; provided that in the case of the initial Interest Period the FBC Monthly Interest shall be $122,500. On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any, of (x) the sum of FBC Monthly Interest for the Related Interest Period plus the amount, if any, of the FBC
Interest Shortfall which was due but not paid on the prior
Distribution Date over (y) the amount which will be available to be distributed to the Holders of the Fixed
Base Certificates on such Distribution Date in respect thereof pursuant to this Series Supplement (such excess, the "FBC Interest Shortfall"). If, on any Distribution
Date, the FBC Interest Shortfall is greater than zero, then an additional amount ("FBC Additional Interest") shall be payable as provided herein with respect to Fixed Base
Certificates on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which the FBC Interest Shortfall is paid to the Holders of the Fixed Base Certificates, in an amount equal to one-twelfth of the product of (i) such FBC Interest Shortfall
(or the portion thereof which has not previously been paid to Fixed Base Certificateholders) and (ii) the FBC Interest
Rate.  Notwithstanding anything to the contrary herein, FBC
Additional Interest shall be paid or distributed on Fixed
Base Certificates only to the extent permitted by applicable law.

          (b) VBC Monthly Interest. The amount of monthly interest ("VBC Monthly Interest") distributable from the Collection Account with respect to the Variable Base
Certificate on any Distribution Date shall be an amount equal to the product of (i) the VBC Invested Amount as of the close of business on the preceding Distribution Date
(after giving effect to all repayments of, or increases to, the VBC Invested Amount, if any, on the preceding
Distribution Date), (ii) the VBC Interest Rate in effect for the Related Interest Period and (iii) a fraction, the numerator of which is the actual number of days elapsed in the Related Interest Period, and the denominator of which is 360. On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any, of (x) the sum of the VBC Monthly Interest for the Interest Period applicable to such Distribution Date plus the amount, if any, of the VBC Interest Shortfall which was due but not paid on the prior Distribution Date over (y) the amount which will be available to be distributed to the Holder of the Variable Base Certificate on such Distribution Date in respect thereof pursuant to this Series Supplement (such excess, the "VBC Interest
Shortfall").  If, on any Distribution Date, the VBC
Interest Shortfall is greater than zero, then an additional amount ("VBC Additional Interest") shall be payable as provided herein with respect to the Variable Base
Certificate on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which the VBC Interest Shortfall is paid to the Holder of the Variable Base Certificate, in an amount equal to the product of (i) such VBC Interest Shortfall (or the portion thereof which has not previously been paid to the Variable
Base Certificateholder), (ii) the VBC Interest Rate in effect for the Related Interest Period, and (iii) a fraction, the numerator of which is the actual number of days elapsed in the Related Interest Period, and the denominator of which is 360. Notwithstanding anything to the contrary herein, VBC Additional Interest shall be paid or distributed on the Variable Base Certificate only to the extent permitted by applicable law.

          (c)  VBC Unutilized Commitment Fee.  On the
Determination Date preceding each Distribution Date, the
Servicer shall determine the excess, if any, of (i) the sum of the VBC Unutilized Commitment Fee for the Interest
Period applicable to such Distribution Date plus the amount, if any, of the VBC Unutilized Commitment Fee
Shortfall which was due but not paid on the prior
Distribution Date over (ii) the amount which will be available to be distributed to the Holder of the Variable
Base Certificate on such Distribution Date in respect thereof pursuant to this Series Supplement (such excess, the "VBC Unutilized Commitment Fee Shortfall"). If, on any
Distribution Date, the VBC Unutilized Commitment Fee
Shortfall is greater than zero, then an additional amount
("VBC Additional Unutilized Commitment Fee") shall be payable as provided herein for the VBC Unutilized
Commitment Fee on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which the VBC Unutilized Commitment Fee Shortfall is paid to the Holder of the Variable Base Certificate, in an amount equal to the product of (i) such VBC Unutilized
Commitment Fee Shortfall (or the portion thereof which has not previously been paid to the Variable Base
Certificateholder), (ii) the unutilized commitment fee rate
(based on a year of 365 days or 366 days, as the case may be) set forth in the Variable Base Certificate, and (iii) a fraction, the numerator of which is the number of days in the Related Interest Period, and the denominator of which is the number of days in the then current calendar year.
Notwithstanding anything to the contrary herein, VBC
Additional Unutilized Commitment Fee shall be paid or distributed on the Variable Base Certificate only to the extent permitted by applicable law.

          (d)  Adjustment of Discount Rate.  (i)  On each
Reset Date, the Servicer shall calculate the Additional
Discount Rate and, if such rate is positive, cause the Depositor to increase the Discount Rate by the amount of the Additional Discount Rate calculated on such Reset Date;
provided, however, that any such increase shall be made in accordance with, and subject to the limitations of, Section
2.07 of the Agreement. If the Additional Discount Rate so calculated is negative, the Servicer shall cause the Depositor to reduce the Discount Rate by such rate;
provided, however, that any such reduction shall be made in accordance with, and subject to the limitations of, Section
2.07 of the Agreement; and provided further, however, that such reduction shall not cause the Discount Rate to be less than the Discount Rate at the time the Initial VBC Interest
Rate was established.

          (ii) If the average of the Portfolio Yield for any three consecutive Collection Periods is reduced to a rate which is less than one-half of one percent (0.5%) in excess of the Base Rate, the Depositor shall, subject to compliance with Section 2.07 of the Agreement, increase the Discount Rate in accordance with the Agreement by an amount estimated to cause the Portfolio Yield to increase on an annualized basis in future Collection Periods by at least one percent (1%).

          SECTION 4.03.  Determination of Monthly
Principal. (a) (i) FBC Monthly Principal. The amount of monthly principal ("FBC Monthly Principal") distributable from the Collection Account with respect to the Fixed Base
Certificates on each Distribution Date during the Revolving
Period shall be zero.

              (ii)  The amount of FBC Monthly Principal
distributable from the Collection Account with respect to the Fixed Base Certificates on each Distribution Date during the Early Amortization Period shall be equal to the product of (A) the Investor Principal Collections on deposit in the Collection Account on such Distribution Date and (B) the FBC Investor Percentage on such Distribution
Date; provided, however, that the amount of FBC Monthly
Principal distributable to the Holders of the Fixed Base
Certificates on any Distribution Date during the Early
Amortization Period shall in no event exceed the FBC
Invested Amount in effect on the Business Day preceding such Distribution Date.

             (iii)  The amount of FBC Monthly Principal
distributable from the Collection Account with respect to the Fixed Base Certificates on each Distribution Date during the Controlled Amortization Period shall be equal to the product of (A) the Investor Principal Collections on deposit in the Collection Account on such Distribution Date and (B) the FBC Investor Percentage on such Distribution
Date; provided, however, that the amount of FBC Monthly
Principal distributable to the Holders of the Fixed Base
Certificates on any Distribution Date during the Controlled
Amortization Period shall in no event exceed the FBC
Controlled Distribution Amount.

          (b)(i)  VBC Monthly Principal.  The amount of
monthly principal ("VBC Monthly Principal") distributable from the Collection Account with respect to the Variable
Base Certificate on each Distribution Date during the Revolving Period shall, except as provided in Section 4.07 hereof, be zero.

              (ii)  The amount of VBC Monthly Principal
distributable from the Collection Account with respect to the Variable Base Certificate on each Distribution Date during the Early Amortization Period shall be equal to the product of (i) the Investor Principal Collections on deposit in the Collection Account on such Distribution Date and (ii) the VBC Investor Percentage on such Distribution
Date; provided, however, that the amount of VBC Monthly
Principal distributable to the Holder of the Variable Base
Certificate on any Distribution Date during the Early
Amortization Period shall in no event exceed the VBC
Invested Amount in effect on the Business Day preceding such Distribution Date.

             (iii)  The amount of VBC Monthly Principal
distributable from the Collection Account with respect to the Variable Base Certificate on each Distribution Date during the Controlled Amortization Period shall be equal to the product of (x) the Investor Principal Collections on deposit in the Collection Account on such Distribution Date and (ii) the VBC Investor Percentage on such Distribution
Date; provided, however, that the amount of VBC Monthly
Principal distributable to the Holder of the Variable Base
Certificate on any Distribution Date during the Controlled
Amortization Period shall in no event exceed the VBC
Controlled Distribution Amount.

          SECTION 4.04.  Series Accounts.  (a)  The
Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, (i) an Eligible Deposit Account (the
"Capitalized Interest Account"), which shall be identified as the "Capitalized Account for Gottschalks Credit Card
Master Trust, Series 1994-1", (ii) an Eligible Deposit
Account (the "Retained Amount Account"), which shall be identified as the "Retained Amount Account for Gottschalks
Credit Card Master Trust, Series 1994-1", (iii) an Eligible
Deposit Account (the "Prepayment Account"), which shall be identified as the "Prepayment Account for Gottschalks
Credit Card Master Trust, Series 1994-1", (iv) an Eligible
Deposit Account (the "Spread Account"), which shall be identified as the "Spread Account for Gottschalks Credit
Card Master Trust, Series 1994-1", and (v) an Eligible
Deposit Account (the "Successor Servicer Account"), which shall be identified as the "Successor Servicer Account for Gottschalks Credit Card Master Trust, Series 1994-1".
Each of the Capitalized Interest Account, the Retained
Amount Account, the Prepayment Account and the Spread
Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Successor Servicer Account shall be held for the exclusive benefit of potential Successor
Servicers.  The Capitalized Interest Account, the Retained
Amount Account, the Prepayment Account, the Spread Account and the Successor Servicer Account are referred to herein individually as a "Series Account" and collectively as "Series Accounts."

          (b) At the written direction of the Servicer, funds on deposit in any Series Account shall be invested by the Trustee in Eligible Investments selected by the Servicer that will mature no later than the date on which such funds are expected to be withdrawn from such Series
Account. All such Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders. All interest and other investment earnings (net of losses and investment expenses) of funds on deposit in the Series
Accounts shall be deposited in the Collection Account as Finance Charge Collections.

          (c) The Capitalized Interest Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.05 hereof. The
Retained Amount Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.06(g) or (h) hereof. The Prepayment Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.07(a) hereof. The Spread Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.07(d) hereof. The Successor Servicer
Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section
4.07(e) hereof.

          (d) The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Series Accounts and in all proceeds thereof. Each Series
Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, any Series Account ceases to be an Eligible
Deposit Account the Servicer shall within ten (10) Business
Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) instruct the Trustee to establish a new Series Account meeting the conditions specified in subsection (a) above as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series Account. Neither the Depositor, the Servicer nor any person or entity claiming by, through or under the Depositor, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series Account, except as expressly provided herein.
Schedule 1 hereto, which is hereby incorporated into and made part of this Series Supplement, identifies the Series
Accounts by setting forth for each such account the account number of such account, the account designation of such account and the name of the institution with which such account has been established. If a substitute Series
Account is established pursuant to this Section 4.04, the Servicer shall provide to the Trustee an amended Schedule
1, setting forth the relevant information for such substitute Series Account.

          (e) The Servicer shall maintain a ledger for the Retained Amount Account and shall record in such ledger the FBC Component, the VBC Component and the Subordinated
Component of each deposit made by the Trustee to, and each withdrawal by the Trustee from, the Retained Amount
Account. The Servicer shall also maintain a ledger for the Spread Account and shall record in such ledger the FBC
Component and the VBC Component for each deposit made by the Trustee to, and withdrawal by the Trustee from, the Spread Account.

          (f) Pursuant to the authority granted to the Servicer in Section 3.01(a) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Series Accounts for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

          SECTION 4.05.  Capitalized Interest Account.  On
the Closing Date, the Trustee shall deposit in the Capitalized Interest Account from the proceeds of the sale of the Fixed Base Certificates an amount equal to the FBC
Monthly Interest that will have accrued and be due and payable to the Holders of the Fixed Base Certificates on the first Distribution Date. On the first Distribution
Date, the Servicer shall cause the Trustee to withdraw from the Capitalized Interest Account for distribution to the Holders of the Fixed Base Certificates an amount equal to the FBC Monthly Interest that is due and payable on such Distribution Date.

          SECTION 4.06.  Retained Amount Account.  The
Servicer shall cause the Trustee to deposit amounts in, and withdraw amounts from, the Retained Amount Account as follows:

          (a) If, at the close of business of the Servicer on any Business Day during the Revolving Period or the Controlled Amortization Period, the Required Series
     Pool Balance at such time exceeds the sum of (i) the Series Pool Balance at such time, (ii) the balance of the Retained Amount Account at such time and (iii) the balance of the Prepayment Account at such time, the Servicer shall cause the Trustee to withdraw from the Collection Account in accordance with Section 4.01(d) or Section 4.01(e), as the case may be, and deposit in the Retained Amount Account on such day an amount equal to the lesser of (x) such excess and (y) if such day falls within the Revolving Period, an amount equal to the sum of the maximum amounts available on such day pursuant to Sections 4.01(d)(i)(B), 4.01(d)(ii)(B) and 4.01(d)(iii)(C) hereof, or if such day falls within the Controlled Amortization Period, an amount equal to the sum of the maximum amounts available on such day pursuant to Sections 4.01(e)(i)(C), 4.01(e)(ii)(C) and 4.01(e)(iii)(C) hereof.

          (b) If, at the close of business of the Servicer on any Business Day during the Revolving Period or the Controlled Amortization Period, the balance of the Retained Amount Account is greater than zero, and the sum of (i) the Series Pool Balance at such time, (ii) the balance of the Retained Amount Account at such time and (iii) the balance of the Prepayment Account at such time, exceeds the Required Series Pool
     Balance, the Servicer shall cause the Trustee to withdraw from the Retained Amount Account for distribution to the Depositor on such day an amount equal to the lesser of (x) the amount of such difference and (y) the balance of the Retained Amount
     Account. Any such withdrawal shall, to the greatest extent possible, reduce the FBC Component, the VBC
     Component and the Subordinated Component of the Retained Amount Account by the product of the FBC
     Allocation Percentage, the VBC Allocation Percentage or the Subordinated Principal Allocation Percentage, as the case may be, and the amount of such withdrawal.

          (c) If, at the close of business of the Servicer on any Determination Date during the Controlled
     Amortization Period, (i) the balance of the Retained
     Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawal from, the Retained Amount Account described in subsections
     (a) and (b) of this Section 4.06) and (ii) the Servicer has determined on such Determination Date that the difference between the FBC Controlled
     Amortization Amount and the amount of FBC Principal
     Collections on deposit in the Collection Account on such Determination Date is greater than zero, the Servicer shall cause the Trustee to withdraw from the FBC Component of the Retained Amount Account for deposit in the Collection Account as FBC Principal
     Collections an amount equal to the lesser of (x) the amount of such difference and (y) the balance of the FBC Component of the Retained Amount Account.

          (d) If, at the close of business of the Servicer on any Determination Date during the Controlled
     Amortization Period, (i) the balance of the Retained
     Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawal from, the Retained Amount Account described in subsections
     (a) and (b) of this Section 4.06) and (ii) the Servicer has determined on such Determination Date that the difference between the VBC Controlled
     Distribution Amount and the amount of VBC Principal
     Collections on deposit in the Collection Account on such Determination Date is greater than zero, the Servicer shall cause the Trustee to withdraw from the VBC Component of the Retained Amount Account for deposit in the Collection Account as VBC Principal
     Collections an amount equal to the lesser of (x) the amount of such difference and (y) the balance of the VBC Component of the Retained Amount Account.

          (e) If, at the close of business of the Servicer on any Determination Date during the Revolving Period or the Controlled Amortization Period, (i) the balance of the Retained Amount Account is greater than zero
     (after first giving effect to any deposit to, or withdrawals from, the Retained Amount Account described in subsections (a), (b) and (c) of this
     Section 4.06) and (ii) the Servicer has determined on such Determination Date that (A) a FBC Investor
     Charge-Off will be required to be made on the Related
     Distribution Date, and/or (B) one or more FBC Investor
     Charge-Offs made on one or more prior Distribution
     Dates has not been reimbursed, the Servicer shall cause the Trustee to withdraw from such account for deposit in the Collection Account as FBC Principal
     Collections the following amounts (the first priority to be satisfied before progressing to the second priority):

               (x)  first, an amount equal to the lesser of
          (1) the sum of the amount of such FBC Investor
          Charge-Off to be made and/or unreimbursed FBC
          Investor Charge-Offs and (2) an amount equal to the product of (I) the balance of the Subordinated Component of the Retained Amount
          Account and (II) the FBC Investor Percentage in effect on such Determination Date; and

               (y)  second, an amount equal to the lesser
          of (1) the amount, if greater than zero, by which the sum of the amount of such FBC Investor
          Charge-Off to be made and/or unreimbursed FBC
          Investor Charge-Offs exceeds the amount of the withdrawal, if any, provided for in paragraph (x) immediately above, and (2) an amount equal to the balance of the FBC Component of the Retained
          Amount Account.

          (f) If, at the close of business of the Servicer on any Determination Date during the Revolving Period or the Controlled Amortization Period, (i) the balance of the Retained Amount Account is greater than zero
     (after first giving effect to any deposit to, or withdrawal from, the Retained Amount Account described in subsections (a), (b) and (d) of this Section 4.06) and (ii) the Servicer has determined on such Determination Date that (A) a VBC Investor Charge-Off will be required to be made on the Related
     Distribution Date, and/or (B) one or more VBC Investor
     Charge-Offs made on one or more prior Distribution
     Dates has not been reimbursed, the Servicer shall cause the Trustee to withdraw from such account for deposit in the Collection Account as VBC Principal
     Collections the following amounts (the first priority to be satisfied before progressing to the second priority):

               (x)  first, an amount equal to the lesser of
          (1) the sum of the amount of such VBC Investor
          Charge-Off to be made and/or unreimbursed VBC
          Investor Charge-Offs and (2) an amount equal to the product of (I) the balance of the Subordinated Component of the Retained Amount
          Account and (II) the VBC Investor Percentage in effect on such Determination Date; and

               (y)  second, an amount equal to the lesser
          of (1) the amount, if greater than zero, by which the sum of the amount of such VBC Investor
          Charge-Off to be made and/or unreimbursed VBC
          Investor Charge-Offs exceeds the amount of the withdrawal, if any, provided for in paragraph (x) immediately above, and (2) an amount equal to the balance of the VBC Component of the Retained
          Amount Account.

          (g) If, at the close of business of the Servicer on the first Determination Date during the Early
     Amortization Period, the balance of the Retained
     Amount Account is greater than zero, the Servicer shall cause the Trustee to withdraw from the Retained
     Amount Account for deposit in the Collection Account
     (i) as FBC Principal Collections, the balance of the FBC Component of the Retained Amount Account; and (ii) as VBC Principal Collections, the balance of the VBC
     Component of the Retained Amount Account. The balance, if any, of the Subordinated Component of the Retained Amount Account at the commencement of the Early Amortization Period will be retained in the Retained Amount Account and shall be applied to the extent necessary, to avoid FBC Investor Charge-Offs and VBC Investor Charge-Offs or to reimburse unreimbursed FBC Investor Charge-Offs and unreimbursed
     VBC Investor Charge-Offs.

          (h) At the close of business of the Servicer on the earlier of (i) the Series Termination Date and
     (ii) the date on which the Invested Amount has been reduced to zero, the balance, if any, remaining in the Retained Amount Account shall be withdrawn and transferred to the Depositor for application in accordance with the Receivables Purchase Agreement.

          SECTION 4.07.  Prepayment Account; Spread
Account; Successor Servicer Account. (a) Amounts deposited in the Prepayment Account in accordance with
Section 4.01(d)(ii)(C) pursuant to a Prepayment Notice hereof shall be withdrawn on the Prepayment Date set forth in such Prepayment Notice and distributed to the Holder of the Variable Base Certificate as a prepayment of the VBC
Invested Amount.

          (b) If on any Determination Date the Servicer determines that a FBC Deficiency Amount exists, the Servicer shall cause the Trustee to withdraw from the FBC
Component of the Spread Account and deposit in the Collection Account an amount equal to the lesser of (i) the amount of such FBC Deficiency Amount and (ii) the balance of the FBC Component of the Spread Account. Amounts so deposited in the Collection Account shall be set aside therein to cure (in whole or part) the amount of any such FBC Deficiency Amount. In the event that a withdrawal is made from the FBC Component of the Spread Account on any Determination Date and the amount of such withdrawal is less than the FBC Deficiency Amount calculated on such Determination Date, then the amount withdrawn shall be applied in the following priority, first, against the amounts described in Section 4.08(a)(i)(A), second, against the amounts described in Section 4.08(a)(i)(B), third, against the amounts described in Section 4.08(a)(i)(C), and fourth, against the amounts described in Section
4.08(a)(i)(D).

          (c) If on any Determination Date the Servicer determines that a VBC Deficiency Amount exists, the Servicer shall cause the Trustee to withdraw from the VBC
Component of the Spread Account and deposit in the Collection Account an amount equal to the lesser of (i) the amount of such VBC Deficiency Amount and (ii) the balance of the VBC Component of the Spread Account. Amounts so deposited in the Collection Account shall be set aside therein to cure (in whole or part) the amount of any such VBC Deficiency Amount. In the event that a withdrawal is made from the VBC Component of the Spread Account on any Determination Date and the amount of such withdrawal is less than the VBC Deficiency Amount calculated on such Determination Date, then the amount withdrawn shall be applied in the following priority, first, against the amounts described in Section 4.08(b)(i)(A), second, against the amounts described in Section 4.08(b)(i)(B), third, against the amounts described in Section 4.08(b)(i)(C), fourth, against the amounts described in Section
4.08(b)(i)(D), fifth, against the amounts described in
Section 4.08(b)(i)(E), and sixth, against the amounts described in Section 4.08(b)(i)(F).

          (d) At the close of business of the Servicer on the earlier of (i) the Series Termination Date and (ii) the date on which the Invested Amount has been reduced to zero, the balance, if any, remaining in the Spread Account shall be withdrawn and transferred to the Depositor.

          (e)  Prior to the distribution in any Collection
Period of any Investor Finance Charge Collections or
Investor Principal Collections from the Collection Account to the Depositor pursuant to Sections 4.01(c)(ix), 4.01(d)(i)(C), 4.01(d)(ii)(D), 4.01(d)(iii)(D),
4.01(e)(i(D), 4.01(e)(ii)(D), 4.01(e)(iii)(D),
4.01(f)(i)(B), 4.01(f)(ii)(B), 4.01(f)(iii)(B), the Trustee
shall withdraw from the Collection Account and deposit in the Successor Servicer Account an amount of $35,000 for such Collection Period until such time as $200,000 is on deposit in the Successor Servicer Account and, thereafter, the obligation to fund the Successor Servicer Account shall cease. Amounts on deposit in the Successor Servicer
Account may be withdrawn only to pay costs associated with the replacement of Gottschalks as Servicer. If a Successor
Servicer is appointed to replace Gottschalks as Servicer, the Trustee shall, upon receipt of written requisitions from such Successor Servicer, withdraw from the Successor
Servicer Account within the three (3) month period following such appointment amounts as and when needed to reimburse such Successor Servicer for documented costs incurred in connection with the appointment of such Successor Servicer and the performance of its duties under the Agreement. Any amount on deposit in the Successor
Servicer Account on the three month anniversary of such appointment shall be distributed to the Depositor. If
Gottschalks is not replaced as Servicer, on the earlier of
(i) the date on which the Invested Amount is zero, or (ii) the Series Termination Date, all amounts on deposit in the Successor Servicer Account shall be distributed to the Depositor. Notwithstanding the foregoing provisions of this Section 4.07(e), no such withdrawals and deposits shall be made if the Depositor provides the Trustee by April 11, 1994 with, or causes the Trustee to be provided by April 11, 1994 with, and at all times thereafter shall maintain, an irrevocable direct pay letter of credit with a face amount equal to the difference between $200,000 and the amount on deposit in the Successor Servicer Account, which letter of credit shall be in a form reasonably acceptable to the Trustee, issued by an Eligible
Institution, and which permits the Trustee to draw thereunder upon the replacement of Gottschalks as Servicer under the Agreement.

          SECTION 4.08.  Deficiency Amount.  (a)  FBC
Deficiency Amount.  On each Determination Date, the
Servicer shall determine the amount (the "FBC Deficiency
Amount"), if any, by which (i) the sum of (A) a pro rata portion (based on the FBC Investor Percentage) of the Monthly Senior Servicing Fee for the Related Distribution
Date, (B) the FBC Monthly Interest for the Related Interest
Period, (C) all FBC Carryover Interest for the Related
Interest Period, and (D) the FBC Investor Default Amount, if any, for such Distribution Date, exceeds (ii) the sum of
(A) the Investor Finance Charge Collections allocated to the Fixed Base Certificates during the Related Collection
Period pursuant to Section 4.01(c)(ii), (B) a pro rata portion (based on the FBC Allocation Percentage) of the Investor Finance Charge Collections retained in the
Collection Account pursuant to Section 4.01(c)(i) during the Related Collection Period, (C) a pro rata portion
(based on the FBC Allocation Percentage) of the Investor
Investment Proceeds on deposit in the Collection Account on such Determination Date, (D) a pro rata portion (based on the FBC Investor Percentage) of the balance of the Spread
Account as of such Determination Date, (E) the FBC
Component of the balance the Retained Amount Account as of such Determination Date, and (F) a pro rata portion (based on the FBC Investor Percentage) of the Collections allocated to the Senior Investor Default Holdback Amount for the Related Collection Period. In the event the FBC
Deficiency Amount for such Distribution Date is greater than zero, the Servicer shall give the Trustee written notice thereof on the date of computation.

          (b)  VBC Deficiency Amount.  On each
Determination Date, the Servicer shall determine the amount
(the "VBC Deficiency Amount"), if any, by which (i) the sum of (A) a pro rata portion (based on the VBC Investor
Percentage) of the Monthly Senior Servicing Fee for the
Related Distribution Date, (B) the VBC Monthly Interest for the Related Interest Period, (C) all VBC Carryover Interest for the Related Interest Period, (D) the VBC Unutilized
Commitment Fee for the related Distribution Date, (E) the
VBC Carryover Unutilized Commitment Fee for the related
Distribution Date, (F) the VBC Investor Default Amount, if any, for such Distribution Date, exceeds (ii) the sum of
(A) the Investor Finance Charge Collections allocated to the Variable Base Certificate during the Related Collection
Period pursuant to Section 4.01(c)(ii), (B) a pro rata portion (based on the VBC Allocation Percentage) of the Investor Finance Charge Collections retained in the
Collection Account pursuant to Section 4.01(c)(i) during the Related Collection Period, (C) a pro rata portion
(based on the VBC Allocation Percentage) of the Investor
Investment Proceeds on deposit in the Collection Account on such Determination Date, (D) a pro rata portion (based on the VBC Investor Percentage) of the balance of the Spread
Account as of such Determination Date, (E) the VBC
Component of the balance the Retained Amount Account as of such Determination Date, and (F) a pro rata portion (based on the VBC Investor Percentage) of the Collections allocated to the Senior Investor Default Holdback Amount for the Related Collection Period. In the event the VBC
Deficiency Amount for such Distribution Date is greater than zero, the Servicer shall give the Trustee written notice thereof on the date of computation.

          SECTION 4.09.  Investor Charge-Offs.  (a)  FBC
Investor Charge-Offs.  If on a Distribution Date (i) the
FBC Deficiency Amount (after giving effect to any deposits to the Collection Account made in accordance with Sections
4.06(e) and 4.07(b) hereof) for such Distribution Date exceeds the amount, if any, by which (A) the FBC Investor
Default Amount for the Related Collection Period exceeds
(B) the product of (x) the Senior Investor Default Holdback
Amount for the Related Collection Period and (y) the FBC
Investor Percentage for the Related Collection Period, then, the Subordinated Invested Amount shall be reduced by the amount of such excess (a "Subordinated Reduction
(FBC)"), but by no more than the FBC Investor Default
Amount for such Distribution Date. In the event that a Subordinated Reduction (FBC) would cause the Subordinated
Invested Amount to be a negative number, the Subordinated
Invested Amount shall instead be reduced to zero, and the FBC Invested Amount shall be reduced by the amount which the Subordinated Invested Amount would have been reduced below zero, but by not more than the FBC Investor Default
Amount for such Distribution Date (such reduction to the FBC Invested Amount, a "FBC Investor Charge-Off"). FBC
Investor Charge-Offs shall be reimbursed and the FBC
Invested Amount shall thereafter be increased (but not by an amount in excess of the aggregate FBC Investor Charge-
Offs) on any Distribution Date by the amount of Investor
Finance Charge Collections reallocated as Investor
Principal Collections for that purpose pursuant to Section
4.01(c)(v), as well as from withdrawals from the Retained
Amount Account and a pro rata portion (based on the FBC
Investor Percentage) of Subordinated Principal Collections retained in the Collection Account pursuant to Section
4.01(d)(iii)(B) and 4.01(e)(iii)(B) hereof.

          (b)  VBC Investor Charge-Offs.  If on a
Distribution Date (i) the VBC Deficiency Amount (after giving effect to any deposits to the Collection Account made in accordance with Sections 4.06(f) and 4.07(c) hereof) for such Distribution Date exceeds the amount, if any, by which (A) the VBC Investor Default Amount for the Related Collection Period exceeds (B) the product of (x) the Senior Investor Default Holdback Amount for the Related
Collection Period and (y) the VBC Investor Percentage for the Related Collection Period, then, the Subordinated
Invested Amount shall be reduced by the amount of such excess (a "Subordinated Reduction (VBC)"), but by no more than the VBC Investor Default Amount for such Distribution
Date. In the event that a Subordinated Reduction (VBC) would cause the Subordinated Invested Amount to be a negative number, the Subordinated Invested Amount shall instead be reduced to zero, and the VBC Invested Amount shall be reduced by the amount which the Subordinated
Invested Amount would have been reduced below zero, but by not more than the VBC Investor Default Amount for such Distribution Date (such reduction to the VBC Invested
Amount, a "VBC Investor Charge-Off").  VBC Investor Charge-
Offs shall be reimbursed and the VBC Invested Amount shall thereafter be increased (but not by an amount in excess of the aggregate VBC Investor Charge-Offs) on any Distribution
Date by the amount of Investor Finance Charge Collections reallocated as Investor Principal Collections for that purpose pursuant to Section 4.01(c)(v), as well as from withdrawals from the Retained Amount Account and a pro rata portion (based on the VBC Investor Percentage of Subordinated Principal Collections retained in the Collection Account pursuant to Section 4.01(d)(iii)(B) and
4.01(e)(iii)(B) hereof.

          (c) Pro Ration. If on any Distribution Date the sum of the Subordinated Reduction (FBC) and the Subordinated Reduction (VBC) described in subsections (a) and (b) of this Section 4.09 exceeds the Subordinated
Invested Amount on such Distribution Date, then, notwithstanding subsections (a) and (b), only a pro rata portion (based on the FBC Investor Percentage in effect on such Distribution Date) of such aggregate amount will be treated as a Subordinated Reduction (FBC) and a pro rata portion (based on the VBC Investor Percentage in effect on such Distribution Date) of such aggregate amount will be treated as a Subordinated Reduction (VBC).

          (d)  Subordinated Investor Charge-Offs.
Subordinated Reductions (FBC), Subordinated Reductions
(VBC) and amounts withdrawn from Subordinated Principal
Collections pursuant to Section 4.01(d)(iii)(B) and 4.01(e)(iii)(B) are collectively referred to herein as "Subordinated Investor Charge-Offs." Subordinated Investor
Charge-Offs will result in a reduction in the Subordinated
Invested Amount. Subordinated Investor Charge-Offs shall be reimbursed and the Subordinated Invested Amount increased (but not by an amount in excess of the aggregate amount of Subordinated Investor Charge-Offs) to the extent that Investor Finance Charge Collections are reallocated as Subordinated Principal Collections pursuant to Section
4.01(c)(viii) and 4.01(g)(iv) hereof.

                         ARTICLE V

               Distributions and Reports to
                    Certificateholders

          SECTION 5.01.  Distributions.  (a)  On each
Distribution Date, the Trustee shall distribute to the Certificateholders of record on the preceding Record Date
(other than as provided in Section 12.02 of the Agreement respecting a final distribution) such Certificateholder's pro rata share of the amounts required to be distributed pursuant to Article IV hereof. Except as provided in
Section 12.02 of the Agreement with respect to a final distribution, distributions to Certificateholders hereunder shall be made by wire transfer in immediately available funds.

          SECTION 5.02.  Reports and Statements to
Certificateholders.  (a) On each Determination Date, the
Servicer will provide the Trustee with a completed statement, substantially in the form of Exhibit D hereto, and on each Distribution Date, the Trustee shall forward to each Certificateholders such statement.

          (b)  The Trustee shall maintain at its Corporate
Trust Office a copy of each statement received by it pursuant to subsection (a) of this Section 5.02. The
Trustee shall make such statements available for inspection by Certificateholders upon reasonable notice at its Corporate Trust Office.

          (c) On or before January 31 of each calendar year, beginning with calendar year 1995, the Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the monthly statements to Certificateholders described in subsection (a) of this Section 5.02, as the case may be, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Internal
Revenue Code and such other customary information as the Trustee or the Servicer deems necessary to enable the Certificateholders to prepare their tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          (d) Notwithstanding any other provision of the Agreement or this Series Supplement to the contrary, the Trustee and the Servicer shall promptly deliver to the initial Holders of the Fixed Base Certificates a copy of each notice, statement or other document received or generated by it in connection with this Series Supplement and/or the Agreement; provided, however, that the Trustee shall not be required to deliver to the initial Holders copies of notices, statements or other documents received from the Servicer and for which the Servicer is required to deliver such notices, statements or other documents directly to the Holders and vice versa.

          (e)  Notwithstanding Section 3.04(b) of the
Agreement, the Servicer shall not be required to provide the Trustee with the Daily Report until such time as Deloitte & Touche provides the Trustee with the opinion described in Section 4.01(i) hereof.

                        ARTICLE VI

                     The Certificates

          SECTION 6.01.  The Fixed Base Certificates.  The
Fixed Base Certificates will be issued in registered form, substantially in the form of Exhibit A, and shall upon issue, be executed and delivered by the Depositor to the Trustee for authentication (the "Fixed Base Certificates").
The Trustee shall, upon the written request of the Depositor, authenticate and deliver the Fixed Rate
Certificates to the Person or Persons designated in such notice against receipt of the purchase price therefor as provided in the Agreement. The requirements of Section
6.04(e)(ii) of the Agreement shall not apply, and shall be deemed waived, in connection with the initial purchase of the Fixed Base Certificates.

          SECTION 6.02.  The Variable Base Certificate.
(a) The Variable Base Certificate will be issued in registered form, substantially in the form of Exhibit B, and shall upon issue, be executed by the Depositor and delivered to the Trustee for authentication (the "Variable
Base Certificate"). The Trustee shall, upon the written request of the Depositor, authenticate and deliver the Variable Base Certificate to the Person designated in such notice.

          (b) The Variable Base Certificateholder shall agree, by its acceptance of the Variable Base Certificate, that the Depositor may, upon at least three London
Business Days' prior written notice to the Variable
Base Certificateholder and the Trustee, request the Variable Base Certificateholder to acquire, and the Variable Base Certificateholder shall acquire, on any Distribution Date during the Revolving Period, undivided interests in the Trust (such interests, the "Additional
Invested Amounts"); provided, however, that the Variable
Base Certificateholder shall not be required to acquire any Additional Invested Amount (i) that is in a minimum amount of less than $500,000 or any $100,000 integral multiple in excess thereof); (ii) if the acquisition thereof would cause the VBC Invested Amount on such Distribution Date to exceed the Maximum Available VBC Invested Amount on such date and (iii) if on the acquisition date any amount is on deposit in the Prepayment Account.

          (c)  If the Variable Base Certificateholder
acquires any Additional Invested Amount, then in consideration of the receipt by the Trustee of such Certificateholder's payment for such Additional Invested
Amount, the Servicer shall appropriately note in its succeeding daily and monthly servicing reports such Additional Invested Amount (and the corresponding increase in the VBC Invested Amount as a result of such acquisition) and shall direct the Trustee to pay to the Depositor the purchase price received by the Trustee for such Additional
Invested Amounts (which shall be equal to the amount of such Additional Invested Amounts).

          (d)  The Variable Base Certificateholder
shall, and is hereby authorized to, record on the grid attached to its Variable Base Certificate (or at such Certificateholder's option, in its internal books and records) the date and amount of any Additional Invested
Amount purchased by it, and each repayment thereof;
provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Certificateholder's rights with respect to the VBC
Invested Amount and its right to receive principal and interest payments in respect of the VBC Invested Amount.

          (e) Notwithstanding anything to the contrary contained in this Series Supplement, no VBC Unutilized
Commitment Fee shall commence accruing until such time as the Trustee has authenticated and delivered the Variable
Base Certificate to the order of the Depositor.

          SECTION 6.03.  Transfer Restrictions.  The
Trustee shall not authenticate and deliver to any Person any Variable Base Certificate unless it contains a legend in substantially the following form:

     "THIS CERTIFICATE (OR ITS PREDECESSOR) WAS
     ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM
     REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT").  THIS CERTIFICATE
     HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
     OR ANY APPLICABLE STATE SECURITIES LAW OF ANY
     STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR
     OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT
     TO OR EXEMPT FROM REGISTRATION UNDER THE
     SECURITIES ACT AND ANY OTHER APPLICABLE
     SECURITIES LAW.

     THE HOLDER OF THIS CERTIFICATE AGREES FOR THE
     BENEFIT OF GOTTSCHALKS CREDIT RECEIVABLES
     CORPORATION THAT NO RESALE OR OTHER TRANSFER OF
     THIS CERTIFICATE MAY BE MADE WITHOUT THE PRIOR
     WRITTEN CONSENT OF GOTTSCHALKS CREDIT RECEIVABLES
     CORPORATION.  IN ADDITION TO THE FOREGOING
     RESTRICTION, NO RESALE OR OTHER TRANSFER OF THIS
     CERTIFICATE MAY BE MADE EXCEPT (1) PURSUANT TO AN
     EFFECTIVE REGISTRATION STATEMENT UNDER THE
     SECURITIES ACT, (2) IN A TRANSACTION EXEMPT FROM
     THE REGISTRATION REQUIREMENTS OF THE SECURITIES
     ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY"
     LAWS, OR (3) TO GOTTSCHALKS CREDIT RECEIVABLES
     CORPORATION."

In addition to transfer restrictions contained in the Agreement, the Trustee shall not be required to give effect to any transfer of the Fixed Base Certificates or the Variable Base Certificate until such time as the proposed transferee thereof delivers to the Trustee an investment representation letter substantially in the form of Exhibit
C attached hereto.

          SECTION 6.04.  Prepayment of the VBC Invested
Amount.   The Depositor may elect to prepay the VBC
Invested Amount in whole, or in part in a minimum amount of not less than $500,000 or any $100,000 integral multiple in excess thereof, on any Distribution Date during the Revolving Period. If the Depositor makes such an election, it shall give the Holder of the Variable Base Certificate, the Servicer and the Trustee written notice thereof. Such notice (a "Prepayment Notice") shall (a) be given to the Holder of the Variable Base Certificate, the Servicer and the Trustee no later than three London Business Days prior to a Distribution Date, (b) specify the amount to be prepaid (the "Prepayment Amount"), (c) specify the
Distribution Date on which such prepayment is expected to occur (a "Prepayment Date"), which Prepayment Date shall be no earlier than the second Distribution Date following the date on which such Prepayment Notice is received by the Holder of the Variable Base Certificate, the Servicer and the Trustee, and (d) specify the monthly amount expected to be transferred from the Collection Account to the Prepayment Account in the event that the Prepayment Date is a Distribution Date later than the second Distribution Date following the date on which such Prepayment Notice is received by the Holder of the Variable Base Certificate, the Servicer and the Trustee.

          SECTION 6.05.  The Subordinated Certificate.
The Subordinated Certificate will be issued in registered form, substantially in the form of Exhibit C, and shall upon issue, be executed and delivered by the Depositor to the Trustee for authentication (the "Subordinated
Certificate"). The Trustee shall authenticate and deliver the Subordinated Certificate to the Depositor simultaneously with its delivery of the Fixed Base
Certificates. The Subordinated Certificate shall not be transferable.

                        ARTICLE VII

                 Early Amortization Events

          SECTION 7.01.  Additional Early Amortization
Events. If any one or more of the following events shall occur:

          (a) failure on the part of the Depositor (i) to make any payment or deposit required to be made by the Depositor by the terms of (A) the Agreement or
     (B) this Series Supplement, on or before the date occurring two Business Days after the date such payment or deposit is required to be made herein or
     (ii) duly to observe or perform in any material respect any covenants or agreements of the Depositor set forth in the Agreement or this Series Supplement, which failure to observe or perform has a material adverse effect on the Certificateholders and which continues unremedied for a period of 30 days after the earlier of (A) the date the Depositor has knowledge thereof and (B) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee, or to the Depositor and the Trustee by the Holders of Certificates representing more than 50% of the Invested Amount, and continues to affect materially and adversely the interests of the Certificateholders for such period; or

          (b) any representation or warranty made by the Depositor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Depositor pursuant to Section 2.01, 2.06 or 2.08 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 30 days after the earlier of
     (A) the date the Depositor has knowledge thereof and (B) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee, or to the Depositor and the Trustee by the Holders of Certificates representing more than 50% of the Invested Amount, and (ii) as a result of which the interests of the Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that an Early Amortization Event pursuant to this subsection 7.01(b) shall not be deemed to have occurred hereunder if the Depositor has accepted reassignment of or repurchased the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement; or

          (c)  a Servicer Default occurs; or

          (d)  Gottschalks Inc. is replaced as the
     Servicer; or

          (e) for three consecutive Collection Periods one and one-half percent (1.5%) or more of the aggregate balance of all Eligible Receivables are more than 90 days past due; or

          (f) the average of the Portfolio Yield for any three consecutive Collection Periods is reduced to a rate which is less than the Base Rate; or

          (g) for 60 consecutive days, the balance in the Retained Amount Account shall exceed $2,500,000; or

          (h) the failure to pay the Invested Amount by the Expected Final Payment Date; or the failure to pay the FBC Controlled Distribution Amount or the VBC
     Controlled Distribution Amount on any Distribution
     Date during the Controlled Amortization Period; or

          (i) the Subordinated Invested Amount shall be reduced to zero on a date on which the Invested Amount is greater than zero; or

          (j) the Defaulted Amount (net of Recoveries) as a percentage of the average Receivables outstanding, on an annualized basis, exceeds seven percent (7%), for a period of three consecutive Collection Periods;
     or

          (k)  an Early Amortization Period for any other
     Series shall commence;

          (l)  the average of the monthly payment rate
     (i.e., for any Collection Period, a fraction, the numerator of which is the Investor Principal
     Collections received during such Collection Period, and the denominator of which is the Required Series
     Pool Balance in effect for such Collection Period) for any three consecutive Collection Periods shall be less than 10%;

          (m) the failure by Gottschalks Inc. at any time to have available one or more working capital credit facilities with an aggregate commitment of at least
     $20,000,000 provided by one or more commercial banks or other lending institutions; or

          (n) Gottschalks Inc. shall have defaulted in the payment of indebtedness for borrowed money in excess of $500,000 beyond the period of grace provided for in the agreement or instrument under which such indebtedness was created or incurred, such indebtedness shall have been declared due and payable, such declaration shall not have been rescinded, revoked or stayed and such declaration shall have remained in effect for at least 30 days; or Gottschalks Inc. shall have defaulted on one or more store leases, and the net liquidated damages or other net actual losses thereon shall have exceeded
     $2,000,000 in the aggregate for any 12 month period.

then, in the case of any event described in subsections (a) or (b) of this Section 7.01, after the applicable grace period, if any, set forth in such subsections, either the Trustee or the Holders of Certificates representing more than 50% of the Invested Amount by notice then given in writing to the Depositor and the Servicer (and to the Trustee if given by Certificateholders) may declare than an early amortization event (an "Early Amortization Event") has occurred as of the date of such notice, and, in the case of any event described in subsections (c), (d), (e),
(f), (g), (h), (i), (j), (k), (l), (m) or (n) of this
Section 7.01, subject to applicable law, an Early
Amortization Event shall occur without any notice or other action on the part of the Trustee or the Certificateholders
(except as otherwise provided in any such subsection), immediately upon the occurrence of such event.
Notwithstanding the foregoing, the Early Amortization
Events described in Section 7.01(e), (f), (j) and (l) shall not become operative until the July 1994 Collection Period.

          SECTION 7.02.  Waiver.  Notwithstanding the
declaration or occurrence of an Early Amortization Period, the Holders of Certificates representing 50% or more of the Invested Amount may, by written notice to the Trustee, waive such Early Amortization Event. Such waiver shall be binding upon all Fixed Base Certificateholders, the Variable Base Certificateholder and the other parties to this Series Supplement. In the case of such a waiver, all parties hereto and all such Certificateholders shall be restored to their former positions and rights hereunder and any such Early Amortization Period shall be deemed not to be continuing; provided, however, this Section 7.02 shall not apply in the case of an Early Amortization Event of the type described in Section 7.01(d).


                       ARTICLE VIII

                    Optional Repurchase

          SECTION 8.01.  Optional Repurchase.  (a)  On any
Distribution Date occurring after the date on which the Invested Amount is reduced to 10% or less of the Initial
FBC Invested Amount, the Depositor shall have the option to purchase the entire amount of, but not less than the entire amount of, the Certificates, at a purchase price equal to the Reassignment Amount for such Distribution Date.

          (b) The Depositor shall give the Servicer and the Trustee at least ten (10) days' prior written notice of the Distribution Date on which the Depositor intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Depositor shall deposit the Reassignment Amount into the Collection
Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment
Amount. The Reassignment Amount shall be distributed as set forth in Section 9.01(b) hereof.

                        ARTICLE IX

                    Final Distributions

          SECTION 9.01.  Final Distributions.  (a)  The
amount to be paid by the Depositor to the Collection
Account with respect to the Certificates in connection with a purchase of the Certificates pursuant to Section 2.03 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Collection Period in which the reassignment obligation arises under the Agreement.

          (b)  Reassignment Amounts deposited into the
Collection Account pursuant to Section 8.01 of this Series
Supplement or Section 2.03 of the Agreement and allocated to the Series 1994-1 Certificates, shall be applied by the Trustee at the direction of the Servicer, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following
Distribution Date) as follows:

          (i) in the case of Reassignment Amounts which constitute Investor Finance Charge Collections: (A) an amount equal to the product of such Investor Finance
     Charge Collections and the FBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the FBC Invested
     Amount and (2) the FBC Carryover Interest due on such Distribution Date; (B) an amount equal to the product of such Investor Finance Charge Collections and the VBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the VBC Invested Amount and (2) the VBC Carryover
     Interest due on such Distribution Date; and (C) any amount remaining after the foregoing applications shall be reallocated as Investor Principal Collections and applied as provided in paragraph (ii) immediately below; and

         (ii) in the case of Reassignment Amounts which constitute Investor Principal Collections: (A) an amount equal to the product of such Investor Principal
     Collections and the FBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the FBC Invested Amount; (B) an amount equal to the product of such Investor Principal Collections and the VBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the VBC
     Invested Amount; (C) an amount equal to the product of such Investor Principal Collections and the Subordinated Allocation Percentage for such
     Distribution Date shall be applied to pay an amount up to the Subordinated Invested Amount; and (D) any amount remaining after the foregoing applications shall be distributed to the Holder of the Exchangeable
     Certificate.

          (c)  Termination Proceeds deposited into the
Collection Account pursuant to Section 12.02(c) of the Agreement and allocated to the Series 1994-1 and the Certificates, shall be applied by the Trustee at the direction of the Servicer, not later than 12:00 noon, New
York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following
Distribution Date) as follows:

          (i) in the case of Termination Proceeds which constitute Investor Finance Charge Collections: (A) an amount equal to the product of such Investor Finance
     Charge Collections and the FBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the FBC Invested
     Amount and (2) the FBC Carryover Interest due on such Distribution Date; (B) an amount equal to the product of such Investor Finance Charge Collections and the VBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the VBC Invested Amount and (2) the VBC Carryover
     Interest due on such Distribution Date; and (C) any amount remaining after the foregoing applications shall be reallocated as Investor Principal Collections and applied as provided in paragraph (ii) immediately below; and

         (ii) in the case of Termination Proceeds which constitute Investor Principal Collections: (A) an amount equal to the product of such Investor Principal
     Collections and the FBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the FBC Invested Amount; (B) an amount equal to the product of such Investor Principal Collections and the VBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the VBC
     Invested Amount; (C) an amount equal to the product of such Investor Principal Collections and the Subordinated Allocation Percentage for such
     Distribution Date shall be applied to pay an amount up to the Subordinated Invested Amount; and (D) any amount remaining after the foregoing applications shall be distributed to the Holder of the Exchangeable
     Certificate.

          (d)  Liquidation Proceeds deposited into the
Collection Account pursuant to Section 9.02(b) of the Agreement and allocated to the Series 1994-1 Certificates, shall be applied by the Trustee at the direction of the Servicer, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited
(or, if such date is not a Distribution Date, on the immediately following Distribution Date) as follows:

          (i) in the case of Liquidation Proceeds which constitute Investor Finance Charge Collections: (A) an amount equal to the product of such Investor Finance
     Charge Collections and the FBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the FBC Invested
     Amount and (2) the FBC Carryover Interest due on such Distribution Date; (B) an amount equal to the product of such Investor Finance Charge Collections and the VBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the VBC Invested Amount and (2) the VBC Carryover
     Interest due on such Distribution Date; and (C) any amount remaining after the foregoing applications shall be reallocated as Investor Principal Collections and applied as provided in paragraph (ii) immediately below; and

         (ii) in the case of Liquidation Proceeds which constitute Investor Principal Collections: (A) an amount equal to the product of such Investor Principal
     Collections and the FBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the FBC Invested Amount; (B) an amount equal to the product of such Investor Principal Collections and the VBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the VBC
     Invested Amount; (C) an amount equal to the product of such Investor Principal Collections and the Subordinated Allocation Percentage for such
     Distribution Date shall be applied to pay an amount up to the Subordinated Invested Amount; and (D) any amount remaining after the foregoing applications shall be distributed to the Holder of the Exchangeable
     Certificate.

          (e) Notwithstanding anything to the contrary contained in this Series Supplement or the Agreement, any distribution made pursuant to this Section 9.01 shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement with respect to the Certificates.

          (f)  Notwithstanding Section 12.02 of the
Agreement, no Certificateholder shall be required to surrender its Investor Certificate(s) in order to receive its final distribution under the Agreement and this Series
Supplement.

                         ARTICLE X

                 Miscellaneous Provisions

          SECTION 10.01. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement, shall be read, taken and construed as one and the same instrument.

          SECTION 10.02. Counterparts.  This Series
Supplement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

          SECTION 10.03. GOVERNING LAW.  THIS SERIES
SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED
IN ACCORDANCE WITH SUCH LAWS.

          SECTION 10.04. Suspension of VBC Provisions.
Until the Variable Base Certificate has been issued by the Depositor, authenticated by the Trustee and delivered to a Person in accordance with Section 6.02(a) hereof, no provisions relating to the Variable Base Certificate or the Holder thereof contained in this Series Supplement shall be considered effective.

          IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                         GOTTSCHALKS CREDIT RECEIVABLES
                              CORPORATION, as Depositor


                         By:___________________________
                            Name:______________________
                            Title:_____________________


                         GOTTSCHALKS INC., as
                              Servicer


                         By:___________________________
                            Name:______________________
                            Title:_____________________


                         BANKERS TRUST COMPANY, not in its
                              individual capacity but
                              solely as Trustee


                         By:___________________________
                            Name:______________________
                            Title:_____________________

                                                EXHIBIT A-1


              FORM OF FIXED BASE CERTIFICATE

      THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY
  OR FOR THE ACCOUNT OF AN ERISA PLAN (AS DEFINED BELOW)

     THE GOTTSCHALKS CREDIT CARD MASTER TRUST HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND THE SERIES 1994-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT UNDER WHICH THIS CERTIFICATE IS ISSUED (COPIES OF WHICH ARE AVAILABLE FROM THE TRUSTEE UPON REQUEST). ANY TRANSFEREE OF THIS CERTIFICATE IS DEEMED AS OF THE DATE OF SUCH TRANSFER TO MAKE CERTAIN REPRESENTATIONS RELATING TO ERISA AND OTHER MATTERS.



No. __________                           $_________________


           GOTTSCHALKS CREDIT CARD MASTER TRUST
     ___% FIXED BASE CLASS A-1 CREDIT CARD CERTIFICATE
                       SERIES 1994-1

          This certifies that ______________ (the "Fixed Base Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of March 30, 1994 (the "Pooling and Servicing Agreement"), as supplemented by the Series 1994-1 Supplement dated as of March 30, 1994 (the "Series Supplement"), among Gottschalks Credit Receivables Corporation, as depositor (the "Depositor"), Gottschalks Inc., as servicer (the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings provided for such terms in the Pooling and Servicing Agreement or the Series Supplement, as applicable.

          The corpus of the Trust includes (i) all Receivables sold, transferred, assigned, set over and otherwise conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, (ii) all monies due or to become due and all amount received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of California, and Recoveries), (iii) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

          This Certificate is one of a series of Investor Certificates entitled "Gottschalks Credit Card Master Trust, __% Fixed Base Class A-1 Credit Card Certificates, Series 1994-1" (the "Fixed Base Certificates"), each of which are issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement. By acceptance hereof, the Fixed Base Certificateholder assents to and is bound by the terms, provisions and conditions of the Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time. Although a summary of certain provisions of the Pooling and Servicing Agreement and the Series Supplement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and the Series Supplement and reference is made to the Pooling and Servicing Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Trust & Agency Group, Structured Finance Team.

          The Depositor has structured the Pooling and Servicing Agreement, the Series Supplement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Depositor. The Depositor, the Servicer and each Holder of Investor Certificates agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness of the Depositor for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Holder of Investor Certificates, by acceptance of its Certificate, agrees to be bound by the provisions of Section 3.07 of the Pooling and Servicing Agreement.

          Interest shall accrue on the FBC Invested Amount represented by this Certificate from its date of issuance to and including the last day of the first Interest Period and, with respect to each Interest Period thereafter, at the rate of ____% per annum. Interest shall be payable on each Distribution Date only to the extent that Investor Finance Charge Collections for the related Collection Period are sufficient to pay such interest after paying all FBC Monthly Servicing Fees then outstanding. Interest that is due but not paid on any Distribution Date shall be payable on the next Distribution Date and interest shall accrue on such unpaid amount until paid at the rate of ____% per annum.

          Principal shall be payable in respect of this Certificate commencing on the Distribution Date following the earlier of (i) commencement of the Controlled Amortization Period and (ii) commencement of the Early Amortization Period. During the Controlled Amortization Period, principal shall be payable on each Distribution Date from Investor Principal Collections for the related Collection Period in the amount of the FBC Controlled Amortization Amount. During the Early Amortization Period, principal shall be payable on each Distribution Date from Investor Principal Collections for the related Collection Period in the amount of such Investor Principal Collections.

          In general, payments of principal with respect to the Fixed Base Certificates are limited to the unpaid FBC Invested Amount, which may be less than the unpaid principal balance of the Fixed Base Certificates pursuant to the terms of the Pooling and Servicing Agreement and the Series Supplement. The Expected Final Payment Date with respect to Fixed Base Certificates is the September 1999 Distribution Date, but principal with respect to the Fixed Base Certificates may be paid earlier or later under certain limited circumstances described in the Pooling and Servicing Agreement and the Series Supplement. If for one or more months during the Controlled Amortization Period there are not sufficient funds to pay the Controlled Amortization Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Amortization Period to make up for such shortfalls, the final payment of principal of the Fixed Base Certificates will occur later than the September 1999 Distribution Date. If the principal of the Fixed Base Certificates and the Variable Base Certificate have not been paid in full prior to the September 1999 Distribution Date, the Trustee will use its best efforts to sell or cause to be sold on such Termination Date Receivables (or interests therein) in an amount equal to the interest in the Pool Balance represented by the Certificates, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1994-1 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Fixed Base Certificateholders, the Variable Base Certificateholder and the Holder of the Exchangeable Certificate in accordance with the Pooling and Servicing Agreement and the Series Supplement.

          The Fixed Base Certificates are issuable only in minimum denominations of $1,000,000 and integral multiples of $100,000 in excess thereof. The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Fixed Base Certificateholder or such Fixed Base Certificateholder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Fixed Base Certificates in authorized denominations of like aggregate amount will be issued to the designated transferee or transferees.

          The Pooling and Servicing Agreement and the Series Supplement may be amended from time to time, in certain circumstances, by the Servicer, the Depositor, the Trustee and (if the Seller is not the Servicer) the Seller without the consent of any of the Certificateholders. The Pooling and Servicing Agreement and the Series Supplement may also be amended from time to time by the Servicer, the Depositor and the Trustee, with the consent of (i) the Holder of the Exchangeable Certificate, if it would be adversely affected by such amendment, and (ii) the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders. Any such amendment and any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          This Certificate may not be acquired or held by or for the account of any employee benefit plan or individual retirement account subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, or any trust established under any such employee benefit plan or individual retirement account (or established to hold the assets thereof), or any "governmental plan" (as defined in section 3(32) of ERISA or Section 414(d) of the Internal Revenue Code) organized in a jurisdiction having prohibitions on transactions with such governmental plan similar to those contained in Section 406 of ERISA or Section 4975 of the Internal Revenue Code (each such employee benefit plan, individual retirement account and trust, an "ERISA Plan"). No part of the funds used by any Person to acquire or hold this Certificate may constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not an ERISA Plan and that this Certificate was not acquired with the assets of an ERISA Plan.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.


                         GOTTSCHALKS CREDIT RECEIVABLES
                         CORPORATION, as Depositor



                         Name:
                         Title:


               CERTIFICATE OF AUTHENTICATION

          This is one of the Gottschalks Credit Card Master
Trust __% Fixed Base Class A-1 Credit Card Certificates,
Series 1994-1 referred to in the Series Supplement.


                         BANKERS TRUST COMPANY, not in its
                         individual capacity, but solely in
                         its capacity as Trustee



                         Name:
                         Title:


Dated:

                                                EXHIBIT A-2


             FORM OF VARIABLE BASE CERTIFICATE

      THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY
  OR FOR THE ACCOUNT OF AN ERISA PLAN (AS DEFINED BELOW)

     THE GOTTSCHALKS CREDIT CARD MASTER TRUST HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND THE SERIES 1994-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT UNDER WHICH THIS CERTIFICATE IS ISSUED (COPIES OF WHICH ARE AVAILABLE FROM THE TRUSTEE UPON REQUEST). ANY TRANSFEREE OF THIS CERTIFICATE IS DEEMED AS OF THE DATE OF SUCH TRANSFER TO MAKE CERTAIN REPRESENTATIONS RELATING TO ERISA AND OTHER MATTERS.



No. A2-1                                     $15,000,000.00


           GOTTSCHALKS CREDIT CARD MASTER TRUST
      VARIABLE BASE CLASS A-2 CREDIT CARD CERTIFICATE
                       SERIES 1994-1

          This certifies that ______________ (the "Variable Base Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of March 30, 1994 (the "Pooling and Servicing Agreement"), as supplemented by the Series 1994-1 Supplement dated as of March 30, 1994 (the "Series Supplement"), among Gottschalks Credit Receivables Corporation, as depositor (the "Depositor"), Gottschalks Inc., as servicer (the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings provided for such terms in the Pooling and Servicing Agreement or the Series Supplement, as applicable.

          The corpus of the Trust includes (i) all Receivables sold, transferred, assigned, set over and otherwise conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, (ii) all monies due or to become due and all amount received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of California, and Recoveries), (iii) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

          This Certificate is the Investor Certificate entitled "Gottschalks Credit Card Master Trust, Variable Base Class A-2 Credit Card Certificate, Series 1994-1" (the "Variable Base Certificate"), which is issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement.
By acceptance hereof, the Variable Base Certificateholder assents to and is bound by the terms, provisions and conditions of the Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time. Although a summary of certain provisions of the Pooling and Servicing Agreement and the Series Supplement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and the Series Supplement and reference is made to the Pooling and Servicing Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Trust & Agency Group, Structured Finance Team.

          The Depositor has structured the Pooling and Servicing Agreement, the Series Supplement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Depositor. The Depositor, the Servicer and each Holder of Investor Certificates agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness of the Depositor for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Holder of Investor Certificates, by acceptance of its Certificate, agrees to be bound by the provisions of Section 3.07 of the Pooling and Servicing Agreement.

          By acceptance of this Certificate, the Variable Base Certificateholder agrees to advance funds in amounts not less than $500,000 and integral multiples of $100,000 in excess thereof to the Trust on any Distribution Date during the Revolving Period; provided, that the aggregate amount of such advance, together with all advances previously made by the Variable Base Certificateholder and currently outstanding shall at no time exceed the Variable Base Certificate Commitment.

          Interest shall accrue on the VBC Invested Amount from the date of issuance of this Certificate to and including the last day of the first Interest Period at the rate of ____% per annum and, with respect to each Interest Period thereafter, at a rate per annum above LIBOR to be determined in accordance with Section 4.02(b) of the Pooling and Servicing Agreement. Interest shall be payable on each Distribution Date only to the extent that Investor Finance Charge Collection for the related Collection Period are sufficient to pay such interest after paying all VBC Monthly Servicing Fees then outstanding. Interest that is due but not paid on any Distribution Date shall be payable on the next Distribution Date and interest shall accrue on such unpaid amount until paid at the rate then in effect for the VBC Invested Amount.

          The VBC Invested Amount is subject to prepayment, in full or in part, on any Distribution Date during the Revolving Period pursuant to the terms of the Pooling and Servicing Agreement and the Series Supplement; provided, that any such prepayments must be in amounts of not less than $500,000 or integral multiples of $100,000 in excess thereof.

          Principal shall be payable in respect of this Certificate commencing on the Distribution Date following the earlier of (i) commencement of the Controlled Amortization Period and (ii) commencement of the Early Amortization Period. During the Controlled Amortization Period, principal shall be payable on each Distribution Date from Investor Principal Collections for the related Collection Period in the amount of the VBC Controlled Amortization Amount. During the Early Amortization Period, principal shall be payable on each Distribution Date from Investor Principal Collections for the related Collection Period in the amount of such Investor Principal Collections.

          In general, payments of principal with respect to the Variable Base Certificate are limited to the unpaid VBC Invested Amount, which may be less than the unpaid principal balance of the Variable Base Certificate pursuant to the terms of the Pooling and Servicing Agreement and the Series Supplement. The Expected Final Payment Date with respect to Variable Base Certificate is the September 1999 Distribution Date, but principal with respect to the Variable Base Certificate may be paid earlier or later under certain limited circumstances described in the Pooling and Servicing Agreement and the Series Supplement. If for one or more months during the Controlled Amortization Period there are not sufficient funds to pay the Controlled Amortization Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Amortization Period to make up for such shortfalls, the final payment of principal of the Variable Base Certificate will occur later than the September 1999 Distribution Date. If the principal of the Fixed Base Certificates and the Variable Base Certificate have not been paid in full prior to the Septemnber 1999 Distribution Date, the Trustee will use its best efforts to sell or cause to be sold on such Termination Date Receivables (or interests therein) in an amount equal to the interest in the Pool Balance represented by the Certificates, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1994-1 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Fixed Base Certificateholders, the Variable Base Certificateholder and the Holder of the Exchangeable Certificate in accordance with the Pooling and Servicing Agreement and the Series Supplement.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Variable Base Certificateholder or such Variable Base Certificateholder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Variable Base Certificates in authorized denominations of like aggregate amount will be issued to the designated transferee or transferees.

          The Pooling and Servicing Agreement and the Series Supplement may be amended from time to time, in certain circumstances, by the Servicer, the Depositor, the Trustee and (if the Seller is not the Servicer) the Seller without the consent of any of the Certificateholders. The Pooling and Servicing Agreement and the Series Supplement may also be amended from time to time by the Servicer, the Depositor and the Trustee, with the consent of (i) the Holder of the Exchangeable Certificate, if it would be adversely affected by such amendment, and (ii) the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders. Any such amendment and any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          This Certificate may not be acquired or held by or for the account of any employee benefit plan or individual retirement account subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, or any trust established under any such employee benefit plan or individual retirement account (or established to hold the assets thereof), or any "governmental plan" (as defined in section 3(32) of ERISA or Section 414(d) of the Internal Revenue Code) organized in a jurisdiction having prohibitions on transactions with such governmental plan similar to those contained in Section 406 of ERISA or Section 4975 of the Internal Revenue Code (each such employee benefit plan, individual retirement account and trust, an "ERISA Plan"). No part of the funds used by any Person to acquire or hold this Certificate may constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not an ERISA Plan and that this Certificate was not acquired with the assets of an ERISA Plan.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.


                         GOTTSCHALKS CREDIT RECEIVABLES
                         CORPORATION, as Depositor



                         Name:
                         Title:


               CERTIFICATE OF AUTHENTICATION

          This is the Gottschalks Credit Card Master Trust
Variable Base Class A-2 Credit Card Certificate, Series
1994-1 referred to in the Series Supplement.


                         BANKERS TRUST COMPANY, not in its
                         individual capacity, but solely in
                         its capacity as Trustee



                         Name:
                         Title:


Dated:

                                                EXHIBIT A-3


             FORM OF SUBORDINATED CERTIFICATE

      THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY
  OR FOR THE ACCOUNT OF AN ERISA PLAN (AS DEFINED BELOW)

     THE GOTTSCHALKS CREDIT CARD MASTER TRUST HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE TRANSFER, ASSIGNMENT, EXCHANGE, PLEDGE OR OTHER CONVEYANCE OF THIS CERTIFICATE IS NOT PERMITTED EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND 1994-1 SERIES SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT UNDER WHICH THIS CERTIFICATE IS ISSUED (COPIES OF WHICH ARE AVAILABLE FROM THE TRUSTEE UPON REQUEST). ANY TRANSFEREE OF THIS CERTIFICATE IS DEEMED AS OF THE DATE OF SUCH TRANSFER TO MAKE CERTAIN REPRESENTATIONS RELATING TO ERISA AND OTHER MATTERS.


           GOTTSCHALKS CREDIT CARD MASTER TRUST
                 SUBORDINATED CERTIFICATE
                       SERIES 1994-1

          This certifies that GOTTSCHALKS CREDIT RECEIVABLES CORPORATION (the "Subordinated Certificateholder") is the registered owner of a fractional undivided interest not allocated to the Investors' Interest or the Exchangeable Interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of March 30, 1994 (the "Pooling and Servicing Agreement"), as amended, supplemented or otherwise modified from time to time, and the 1994-1 Series Supplement to the Pooling and Servicing Agreement, dated as of March 30, 1994 (the "Series Supplment"), among Gottschalks Credit Receivables Corporation, as depositor (the "Depositor"), Gottschalks Inc., as servicer (the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings provided for such terms in the Pooling and Servicing Agreement or the Series Supplement, as applicable.

          The corpus of the Trust includes (i) all Receivables sold, transferred, assigned, set over and otherwise conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, (ii) all monies due or to become due and all amount received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of California, and Recoveries), (iii) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

          This Certificate is issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement. By acceptance hereof, the Subordinated Certificateholder assents to and is bound by the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, as each may be amended, supplemented or otherwise modified from time to time. This Certificate does not purport to summarize the Pooling and Servicing Agreement or the Series Supplement and reference is made to the Pooling and Servicing Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Trust & Agency Group, Structured Finance Team.

          The Pooling and Servicing Agreement and the Series Supplement may be amended from time to time, in certain circumstances, by the Servicer, the Depositor, the Trustee and (if the Seller is not the Servicer) the Seller without the consent of any of the Certificateholders. The Pooling and Servicing Agreement and the Series Supplement may also be amended from time to time by the Servicer, the Depositor and the Trustee, with the consent of (i) the Holder of the Exchangeable Certificate, if it would be adversely affected by such amendment, and (ii) the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders. Any such amendment and any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          This Certificate may not be acquired or held by or for the account of any employee benefit plan or individual retirement account subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, or any trust established under any such employee benefit plan or individual retirement account (or established to hold the assets thereof), or any "governmental plan" (as defined in section 3(32) of ERISA or Section 414(d) of the Internal Revenue Code) organized in a jurisdiction having prohibitions on transactions with such governmental plan similar to those contained in Section 406 of ERISA or Section 4975 of the Internal Revenue Code (each such employee benefit plan, individual retirement account and trust, an "ERISA Plan"). No part of the funds used by any Person to acquire or hold this Certificate may constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not an ERISA Plan and that this Certificate was not acquired with the assets of an ERISA Plan.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.


                         GOTTSCHALKS CREDIT RECEIVABLES
                         CORPORATION, as Depositor



                         Name:
                         Title:


               CERTIFICATE OF AUTHENTICATION

          This is the Gottschalks Credit Card Master Trust
Subordinated Certificate, Series 1994-1 referred to in the Series Supplement.


                         BANKERS TRUST COMPANY, not in its
                         individual capacity, but solely in
                         its capacity as Trustee



                         Name:
                         Title:


Dated:

                                                  EXHIBIT B

FORM OF DISTRIBUTION DATE STATEMENT

_____________________________________

GOTTSCHALKS CREDIT CARD MASTER TRUST
 (SERIES 1994-1)
____________________________________

          Under the Pooling and Servicing Agreement, dated as of March 30, 1994 (as amended, modified or supplemented, the "Pooling and Servicing Agreement"), among Gottschalks
Credit Receivables Corporation, as depositor (the
"Depositor"), Gottschalks, Inc., as servicer (the
"Servicer") and Bankers Trust Company, as trustee (the
"Trustee"), as amended and supplemented by the Series
1994-1 Supplement, dated as of March 30, 1994, among the Depositor, the Servicer and the Trustee, the Servicer is required to prepare certain information for each Distribution Date regarding current distributions to the Holders of the Fixed Base Certificates and the Holder of the Variable Base Certificate (the "Investor
Certificateholders") and the performance of the Gottschalks
Credit Card Master Trust (the "Trust") during the Related
Collection Period. The information which is required to be prepared with respect to the ___________, 199_ Distribution
Date and with respect to the performance of the Trust during the Related Collection Period for such Distribution
Date is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

(A)  Information Regarding the Current Monthly
     Distribution for the Fixed Base Certificates and the Variable Base Certificate (stated on the basis of $1,000 original principal amount).

     (1)  The total amount of the distribution to
          Investor Certificateholders on the
          current Distribution Date, per $1,000
          original principal amount:. . . . . . $__________

     (2)  The amount of the distribution set
          forth in paragraph 1 above in respect
          of interest on the Fixed Base
          Certificates, per $1,000 original
          principal amount: . . . . . . . . . . $__________

     (3)  The amount of the distribution set
          forth in paragraph 1 above in respect
          of principal on the Fixed Base
          Certificates, per $1,000 original
          principal amount: . . . . . . . . . . $__________

     (4)  The amount of the distribution set
          forth in paragraph 1 above in respect
          of the Make Whole Premium, if any, in
          respect of the Fixed Base Certificates,
          per $1,000 original principal amount: $__________

     (5)  The amount of the distribution set
          forth in paragraph 1 above in respect
          of interest on the Variable Base
          Certificate, per $1,000 original
          principal amount: . . . . . . . . . . $__________

     (6)  The amount of the distribution set
          forth in paragraph 1 above in respect
          of principal on the Variable Base
          Certificate, per $1,000 original
          principal amount: . . . . . . . . . . $__________

     (7)  The amount of the distribution set
          forth in paragraph 1 above in respect
          of VBC Unutilized Commitment Fee on the
          Variable Base Certificate, per $1,000
          original principal amount:. . . . . . $__________

(B)  Information Regarding the Unpaid Monthly
     Interest, Fees and Make Whole Premium for the
     Fixed Base Certificates and the Variable Base
     Certificate.

     (1)  Amount of interest due on the current
          Distribution Date with respect to the
          Fixed Base Certificates . . . . . . . $__________

     (2)  Amount of interest to be distributed on
          the current Distribution Date to the
          Holders of the Fixed Base
          Certificates. . . . . . . . . . . . . $__________

     (3)  Amount, if any, of unpaid monthly
          interest for the current Interest
          Period with respect to the Fixed Base
          Certificates. . . . . . . . . . . . . $__________

     (4)  Amount of interest due on the current
          Distribution Date with respect to the
          Variable Base Certificate . . . . . . $__________

     (5)  Amount of interest to be distributed on
          the current Distribution Date to the
          Holder of the Variable Base
          Certificate . . . . . . . . . . . . . $__________

     (6)  Amount, if any, of unpaid monthly
          interest for the current Interest
          Period with respect to the Variable
          Base Certificate. . . . . . . . . . . $__________

     (7)  Amount of Make Whole Premium due on the
          current Distribution Date with respect
          to the Fixed Base Certificates. . . . $__________

     (8)  Amount of Make Whole Premium to be
          distributed on the current Distribution
          Date to the Holders of the Fixed Base
          Certificates. . . . . . . . . . . . . $__________

     (9)  Amount, if any, of unpaid Make Whole
          Premium for the current Interest Period
          with respect to the Fixed Base
          Certificates. . . . . . . . . . . . . $__________

     (10) Amount of VBC Unutilized Commitment Fee
          due on the current Distribution Date
          with respect to the Variable Base
          Certificate . . . . . . . . . . . . . $__________

     (11) Amount of VBC Unutilized Commitment Fee
          to be distributed on the current
          Distribution Date to the Holder of the
          Variable Base Certificate . . . . . . $__________

     (12) Amount, if any, of unpaid VBC
          Unutilized Commitment Fee for the
          current Interest Period with respect to
          the Variable Base Certificate . . . . $__________

(C)  Information Regarding the
     Performance of the Trust.

     (1)  Collection of Receivables.

          The aggregate amount of payments on
          Receivables processed for the Related
          Collection Period which were allocated
          in respect of the Investor Certificates
          of all Series:. . . . . . . . . . . . $__________

          The aggregate amount of payments on
          Receivables processed for the Related
          Collection Period which were allocated
          in respect of the Series 1994-1
          Investor Certificates:. . . . . . . . $__________

     (2)  Collection of Principal Receivables.

          The aggregate amount of payments on
          Principal Receivables processed during
          the Related Collection Period which
          were allocated in respect of the Fixed
          Base Certificates:. . . . . . . . . . $__________

          The aggregate amount of payments on
          Principal Receivables processed during
          the Related Collection Period which
          were allocated in respect of the
          Variable Base Certificate:. . . . . . $__________

     (3)  Collection of Finance Charge
          Receivables.

          The aggregate amount of payments of
          Finance Charge Receivables processed
          during the Related Collection Period
          which were allocated in respect of the
          interest on the Fixed Base
          Certificates: . . . . . . . . . . . . $__________

          The aggregate amount of payments of
          Finance Charge Receivables processed
          during the Related Collection Period
          which were allocated in respect of
          interest on the Variable Base
          Certificate:. . . . . . . . . . . . . $__________

          The aggregate amount of Finance Charge
          Receivables processed during the
          Related Collection Period that
          constitute Recoveries on Defaulted
          Receivables:. . . . . . . . . . . . . $__________

     (4)  Principal Receivables in the Trust.

          The aggregate amount of Principal
          Receivables in the Trust as of the end
          of the Related Collection Period: . . $__________

          The amount of Principal Receivables in
          the Trust represented by the Invested
          Amount of the Certificates of all
          Series: . . . . . . . . . . . . . . . $__________

          The amount of Principal Receivables in
          the Trust represented by the Required
          Series Pool Balance of the Series
          1994-1 Investor Certificates: . . . . $__________

          The amount of Principal Receivables in
          the Trust represented by the Fixed Base
          Certificates (the "FBC Invested
          Amount"). . . . . . . . . . . . . . . $__________

          The amount of Principal Receivables in
          the Trust represented by the Variable
          Base Certificate (the "VBC Invested
          Amount"). . . . . . . . . . . . . . . $__________

          The amount of Principal Receivables in
          the Trust represented by the
          Subordinated Certificate (the
          "Subordinated Invested Amount") . . . $__________

          The Subordinated Invested Amount as a
          percentage of the Required Series Pool
          Balance of the Series 1994-1
          Certificates. . . . . . . . . . . . . . . . ____%

          The FBC Allocation Percentage with
          respect to the Principal Receivables in
          the Trust for the current Distribution
          Date. . . . . . . . . . . . . . . . . . . .     %

          The VBC Allocation Percentage with
          respect to the Principal Receivables in
          the Trust for the current Distribution
          Date. . . . . . . . . . . . . . . . . . . .     %

          The Subordinated Allocation Percentage
          with respect to the Principal
          Receivables in the Trust for the
          current Distribution Date . . . . . . . . .     %

     (5)  Delinquent Receivables.

          The amount of Receivables in the
          Accounts which were 30 or more days
          delinquent as of the end of the Related
          Collection Period:

               30-59 days:. . . . . . . . . . . $__________

               60-89 days:. . . . . . . . . . . $__________

               90-119 days: . . . . . . . . . . $__________

               120-149 days:. . . . . . . . . . $__________

               150-179 days:. . . . . . . . . . $__________

               180-209 days:. . . . . . . . . . $__________

               210 or more days:. . . . . . . . $__________

          The percentage of Receivables in the
          Accounts which were 30 or more days
          delinquent as of the end of the Related
          Collection Period:

               30-59 days:. . . . . . . . . . . . . . ____%

               60-89 days:. . . . . . . . . . . . . . ____%

               90-119 days: . . . . . . . . . . . . . ____%

               120-149 days:. . . . . . . . . . . . . ____%

               150-179 days:. . . . . . . . . . . . . ____%

               180-209 days:. . . . . . . . . . . . . ____%

               210 or more days:. . . . . . . . . . . ____%

     (6)  Investor Default Amount.

          The Defaulted Amount for the Related
          Collection Period . . . . . . . . . . $__________

          The portion of the Defaulted Amount
          allocable to the Series 1994-1 Investor
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . $__________

          The portion of the Defaulted Amount
          allocable to the Fixed Base
          Certificates (the "FBC Investor Default
          Amount"). . . . . . . . . . . . . . . $__________

          The portion of the Defaulted Amount
          allocable to the Variable Base
          Certificate (the "Variable Investor
          Default Amount"). . . . . . . . . . . $__________

          The Senior Investor Default Holdback
          Amount for the Related Collection
          Period: . . . . . . . . . . . . . . . $__________

          The amount, if any, by which the sum of
          the FBC Investor Default Amount and the
          VBC Investor Default Amount exceeded
          the Senior Investor Default Holdback
          Amount. . . . . . . . . . . . . . . . $__________

          The amount, if any, of Subordinated
          Principal Collections reallocated to
          the FBC Investor Default Amount and the
          VBC Investor Default Amount on the last
          day of the Related Collection Period. $__________

          The amount, if any, by which the Senior
          Investor Default Holdback Amount
          exceeded the sum of the FBC Investor
          Default Amount and the VBC Investor
          Default Amount. . . . . . . . . . . . $__________

          The portion of the Defaulted Amount
          allocable to the Subordinated
          Certificate . . . . . . . . . . . . . $__________

          The Subordinated Investor Default
          Holdback Amount for the Related
          Collection Period:. . . . . . . . . . $__________

          The amount, if any, by which the
          Subordinated Investor Default Amount
          exceeded the Subordinated Investor
          Default Holdback Amount . . . . . . . $__________

          The amount, if any, by which the
          Subordinated Investor Default Holdback
          Amount exceeded the sum of the
          Subordinated Investor Default Amount. $__________

     (7)  Investor Charge-Offs; Reimbursement of
          Charge-Offs.

          The amount of FBC Investor
          Charge-Offs . . . . . . . . . . . . . $__________

          The amount of FBC Investor Charge-Offs
          per $1,000 original principal amount. $__________

          The amount of VBC Investor
          Charge-Offs . . . . . . . . . . . . . $__________

          The amount of VBC Investor Charge-Offs
          per $1,000 original principal amount. $__________

          The amount of Subordinated Investor
          Charge-Offs . . . . . . . . . . . . . $__________

          The amount of Subordinated Investor
          Charge-Offs per $1,000 original
          principal amount. . . . . . . . . . . $__________

          The amount of FBC Investor Charge-Offs
          reimbursed. . . . . . . . . . . . . . $__________

          The amount of FBC Investor Charge-Offs
          reimbursed per $1,000 original
          principal amount. . . . . . . . . . . $__________

          The amount of VBC Investor Charge-Offs
          reimbursed. . . . . . . . . . . . . . $__________

          The amount of VBC Investor Charge-Offs
          reimbursed per $1,000 original
          principal amount. . . . . . . . . . . $__________

          The amount of Subordinated Investor
          Charge-Offs reimbursed. . . . . . . . $__________

          The amount of Subordinated Investor
          Charge-Offs reimbursed per $1,000
          original principal amount . . . . . . $__________

     (8)  Servicing Fee.

          The amount of the Monthly Senior
          Servicing Fee due to the Servicer for
          the Related Collection Period . . . . $__________

          The amount of the Monthly Senior
          Servicing Fee payable to the Servicer
          for the Related Collection Period . . $__________

          The amount of the unpaid Monthly Senior
          Servicing Fee for the Related
          Collection Period . . . . . . . . . . $__________

          The amount of the Monthly Subordinated
          Servicing Fee due to the Servicer for
          the Related Collection Period . . . . $__________

          The amount of the Monthly Subordinated
          Servicing Fee payable to the Servicer
          for the Related Collection Period . . $__________

          The amount of the unpaid Monthly
          Subordinated Servicing Fee for the
          Related Collection Period . . . . . . $__________

     (9)  Reallocated Principal Collections.

          The amount of Finance Charge
          Collections reallocated to Principal
          Collections with respect to the current
          Distribution Date . . . . . . . . . . $__________

     (10) Retained Amount Account.

          Balance of the Retained Amount Account
          on the Determination Date for the
          Preceding Collection Period . . . . . $__________

          The FBC Component of all amounts
          deposited into the Retained Amount
          Account since the Determination Date
          for the preceding Distribution Date . $__________

          The VBC Component of all amounts
          deposited into the Retained Amount
          Account since the Determination Date
          for the preceding Distribution Date . $__________

          The Subordinated Component of all
          amounts deposited into the Retained
          Amount Account since the Determination
          Date for the preceding Distribution
          Date. . . . . . . . . . . . . . . . . $__________

          The FBC Component of all amounts
          withdrawn from the Retained Amount
          Account since the Determination Date
          for the preceding Distribution Date . $__________

          The VBC Component of all amounts
          withdrawn from the Retained Amount
          Account since the Determination Date
          for the preceding Distribution Date . $__________

          The Subordinated Component of all
          amounts withdrawn from the Retained
          Amount Account since the Determination
          Date for the preceding Distribution
          Date. . . . . . . . . . . . . . . . . $__________

          The amount on deposit in the Retained
          Amount Account as of the Determination
          Date for the current Distribution
          Date. . . . . . . . . . . . . . . . . $__________

          The FBC Component of all amounts on
          deposit in the Retained Amount Account
          as of the Determination Date for the
          current Distribution Date . . . . . . $__________

          The VBC Component of all amounts on
          deposit in the Retained Amount Account
          as of the Determination Date for the
          current Distribution Date . . . . . . $__________

          The Subordinated Component of all
          amounts on deposit in the Retained
          Amount Account as of the Determination
          Date for the current Distribution
          Date  . . . . . . . . . . . . . . . . $__________

     (11) Prepayment Account.

          The Balance of the Prepayment Account
          on the Determination Date for the
          Preceding Collection Period . . . . . $__________

          Amounts deposited into the Prepayment
          Account since the Determination Date
          for the Preceding Distribution Date . $__________

          Balance of the Prepayment Account on
          the date hereof . . . . . . . . . . . $__________

          The amount to be withdrawn from the
          Prepayment Account and paid to the
          Holder of the Variable Base Certificate
          on this Distribution Date . . . . . . $__________

     (12) Spread Account.

          The balance of the Spread Account on
          the Determination Date for the
          Preceding Collection Period . . . . . $__________

          Spread Requirement for the Related
          Collection Period [see item 13
          below]. . . . . . . . . . . . . . . . $__________

          Amounts, if any, deposited into the
          Spread Account since the Determination
          Date for the Preceding Distribution
          Date. . . . . . . . . . . . . . . . . $__________

          The balance of the Spread Account as of
          the Determination Date for the current
          Distribution Date . . . . . . . . . . $__________

          The amount, if any, to be withdrawn
          from the Spread Account on this
          Distribution Date . . . . . . . . . . $__________

     (13) Portfolio Yield/Spread Requirement.

          The Portfolio Yield for the Preceding
          Collection Period . . . . . . . . . . . . . ____%

          The Base Rate plus 0.5% for the
          Preceding Collection Period . . . . . . . . ____%

          The Portfolio Yield for the Preceding
          Collection Period minus the sum of the
          Base Rate for the Preceding Collection
          Period plus 0.5% [is] [is not] greater
          than zero . . . . . . . . . . . . . . . [Yes][No]

          The Portfolio Yield for the second
          preceding Collection Period . . . . . . . . ____%

          The Base Rate plus 0.5% for the second
          preceding Collection Period . . . . . . . . ____%

          The Portfolio Yield for the second
          preceding Collection Period minus the
          sum of the Base Rate for the second
          preceding Collection Period plus 0.5%
          [is] [is not] greater than zero . . . . [Yes][No]

          The Spread Requirement is zero unless
          the Portfolio Yield in each of the two
          preceding Collection Periods was less
          than the sum of the Base Rate in each
          such Collection Period plus 0.5%, in
          which case the Spread Requirement shall
          be the sum of the following amounts:

               The Monthly Senior Servicing
               Fee for the Preceding
               Collection Period. . . . . . . . $__________

               The FBC Monthly Interest for
               the Preceding Collection
               Period . . . . . . . . . . . . . $__________

               The FBC Carryover Interest
               for the Preceding Collection
               Period . . . . . . . . . . . . . $__________

               The VBC Monthly Interest for
               the Preceding Collection
               Period . . . . . . . . . . . . . $__________

               The VBC Carryover Interest
               for the Preceding Collection
               Period . . . . . . . . . . . . . $__________

               The VBC Unutilized Commitment
               Fee for the Preceding
               Collection Period. . . . . . . . $__________

               The VBC Carryover Unutilized
               Commitment Fee for the
               Preceding Collection Period. . . $__________

          Spread Requirement. . . . . . . . . . $__________

     (14) Successor Servicer Account.

          Face Amount, if any, of any letter of
          credit issued to cover Successor
          Servicer replacement costs. . . . . . $__________

          Balance of the Successor Servicer
          Account on the Determination Date for
          the Preceding Collection Period . . . $__________

          Amounts, if any, deposited into the
          Successor Servicer Account since the
          Determination Date for the Preceding
          Distribution Date . . . . . . . . . . $__________

          The amount on deposit in the Successor
          Servicer Account as of the
          Determination Date for the current
          Distribution Date . . . . . . . . . . $__________

          The amount, if any, to be withdrawn
          from the Successor Account on this
          Distribution Date . . . . . . . . . . $__________

     (15) Discount Rate.

          The Discount Rate in effect on the
          prior Determination Date. . . . . . . . . . ____%

          The Additional Discount Rate determined
          on the prior Reset Date . . . . . . . . . . ____%

          Other changes, if any, to the Discount
          Rate since the prior Determination
          Date. . . . . . . . . . . . . . . . . . . . ____%

          Discount Rate as of the current
          Determination Date. . . . . . . . . . . . . ____%

     (16) Early Amortization Event Triggers.

          Section 7.01(e) of Series 1994-1 Supplement.

          [Not applicable until the Determination
          Date following the June, 1994
          Collection Period]

          The aggregate balance of all Eligible
          Receivables that were 90 days or more
          past due at the end of during the
          Related Collection Period as a
          percentage of the Pool Balance. . . . . . . ____%

          The aggregate balance of all Eligible
          Receivables that were 90 days or more
          past due at the end of the Preceding
          Collection Period as a percentage of
          the Pool Balance. . . . . . . . . . . . . . ____%

          The aggregate balance of all Eligible
          Receivables that were 90 days or more
          past due at the end of the second
          preceding Collection Period as a
          percentage of the Pool Balance. . . . . . . ____%

          The aggregate balance of all Eligible
          Receivables that were 90 days or more
          past due at the end of the Related
          Collection Period and each of the two
          preceding Collection Periods as a
          percentage of the Pool Balance [did not
          exceed] [exceeded] 1.5%

          Section 7.01(f) of Series 1994-1 Supplement.

          [Not applicable until the Determination
          Date following the June, 1994
          Collection Period]

          The Portfolio Yield for the Related
          Collection Period . . . . . . . . . . . . . ____%

          The Portfolio Yield for the Preceding
          Collection Period . . . . . . . . . . . . . ____%

          The Portfolio Yield for the second
          preceding Collection Period . . . . . . . . ____%

          The average Portfolio Yield for the
          three most recent Collection Periods. . . . ____%

          Base Rate for the Related Collection
          Period. . . . . . . . . . . . . . . . . . . ____%

          The average Portfolio Yield for the
          Related Collection Period and the two
          preceding Collection Periods minus the
          Base Rate for the Related Collection
          Period [was] [was not] greater than
          zero

          Section 7.01(g) of Series 1994-1 Supplement.

          The number of consecutive days during
          which the balance of the Retained
          Amount Account was greater than
          $2,500,000. . . . . . . . . . . . . . . . . .____

          The number of consecutive days during
          which the balance of the Retained
          Amount Account was greater than
          $2,500,000 [exceeded] [did not exceed]
          60 days

          Section 7.01(i) of Series 1994-1 Supplement.

          The Subordinated Invested Amount on the
          current Distribution Date will be . . $__________

          The Subordinated Invested Amount on the
          current Distribution Date [is greater]
          [is less] than zero

          Section 7.01(j) of Series 1994-1 Supplement.

          [Not applicable until the Determination
          Date following the June, 1994
          Collection Period]

          The Defaulted Amount (net of
          Recoveries) as a percentage of the
          average Receivables outstanding for the
          Related Collection Period . . . . . . . . . ____%

          The Defaulted Amount (net of
          Recoveries) as a percentage of the
          average Receivables outstanding for the
          Preceding Collection Period . . . . . . . . ____%

          The Defaulted Amount (net of
          Recoveries) as a percentage of the
          average Receivables outstanding for the
          second preceding Collection Period. . . . . ____%

          The Defaulted Amount (net of
          Recoveries) as a percentage of the
          average Receivables outstanding for the
          Related Collection Period and each of
          the two preceding Collection Periods
          [was] [was not] greater than 7%

          Section 7.01(l) of Series 1994-1 Supplement.

          [Not applicable until the Determination
          Date following the June, 1994
          Collection Period]

          The monthly payment rate for the
          Related Collection Period . . . . . . . . . ____%

          The monthly payment rate for the
          Preceding Collection Period . . . . . . . . ____%

          The monthly payment rate for the second
          preceding Collection Period . . . . . . . . ____%

          The average monthly payment rate for
          the three preceding Collection Periods. . . ____%

          The average monthly payment rate for
          the three preceding Collection Periods
          [was not] [was] less than 10%

          To the best knowledge of the undersigned, an Early Amortization Event [has] [has not] occurred with respect to the Series 1994-1.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of ______________, 199_.

                              GOTTSCHALKS INC.,
                                as Servicer



                              By:________________________
                                 Servicing Officer

                                                  EXHIBIT C


                                                     [date]






Gottschalks Credit Receivables Corporation
7 River Place East
Fresno, California  93729

Bankers Trust Company
  as Trustee
Four Albany Street
New York, New York 10015

Gentlemen:

          Reference is made to that certain Certificate
Purchase Agreement dated as of March 30, 1994 (the
"Certificate Purchase Agreement") between Gottschalks
Credit Receivables Corporation ("GCRC") as seller,
Gottschalks Inc. ("Gottschalks") and [name of transferee]
("Transferee") pursuant to which Transferee, upon the terms and conditions therein set forth, purchased a ____% Fixed
Base Class ____ Credit Card Certificate, Series _____, in the original face amount of $[amount] (the "Trust
Certificate"). Capitalized terms used herein and not defined have the meaning given in that certain Pooling and Servicing Agreement dated as of March 30, 1994 among GCRC as depositor, Gottschalks as servicer and Bankers Trust
Company as trustee.


          In connection with such purchase, Transferee represents and warrants that (i) it is acquiring its Trust
Certificate solely for its own account (or for accounts as to which to exercises investment discretion) for the purpose of investment only and not with a view to distribution in violation of the Securities Act of 1933
(the "Act"), and will not sell or otherwise transfer such Trust Certificate in the absence of registration under the Act or an exemption therefrom, provided that the disposition of its property shall at all time be and remain within its control and (ii) it is a corporation, partnership or other entity having such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in its Trust Certificate and it is (or any account for which it is purchasing referred to in (i) above is) an institutional accredited investor within the meaning of Rule 501 of the Act able to bear the economic risk of investment in its Trust Certificate, including a complete loss, while maintaining adequate means of providing for its current needs and foreseeable contingencies.




                              Sincerely yours,

                              [name of transferee]



                              By:________________________
                                 Name:
                                 Title:

                                                 SCHEDULE I

                  List of Series Accounts


     Bankers Trust Company
     ABA # 021001033
     ACCT: 01419647
     REF: Gottschalks 1994-1
     Attn: Kevin Bertscha

     Gottschalks Credit Card Master Trust Series 1994-
     1 Capitalized Interest Account: 11871

     Gottschalks Credit Card Master Trust Series 1994-
     1 Retained Amount Account: 11869

     Gottschalks Credit Card Master Trust Series 1994-
     1 Prepayment Account: 11870

     Gottschalks Credit Card Master Trust Series 1994-
     1 Spread Account: 11872

     Gottschalks Credit Card Master Trust Series 1994-
     1 Successor Servicer Account: 11868